NAME:_______________________
                                                   COPY NO.:____________________


                             CONFIDENTIAL TERM SHEET

                         COMPLIANCE SYSTEMS CORPORATION

                                 UP TO 50 UNITS

                             EACH UNIT CONSISTING OF

     $30,000 PRINCIPAL AMOUNT OF 9% OF SECURED NOTES DUE SEPTEMBER 30, 2008

                                       AND

   WARRANTS TO PURCHASE AN AGGREGATE OF 20,000 SHARES OF CLASS B COMMON STOCK

THIS CONFIDENTIAL TERM SHEET (THIS "TERM SHEET") RELATES TO THE OFFERING ("OFFERING") OF UP TO 50 UNITS ("UNITS") BY COMPLIANCE SYSTEMS CORPORATION, A DELAWARE COMPANY, AT A PURCHASE PRICE EQUAL TO $30,000 PER UNIT. EACH UNIT CONSISTS OF (i) A 9% SECURED PROMISSORY NOTE IN THE AGGREGATE PRINCIPAL AMOUNT OF $30,000 ("NOTES") AND (ii) WARRANTS ("WARRANTS") TO PURCHASE AN AGGREGATE OF 20,000 SHARES OF NON-VOTING CLASS B COMMON STOCK, PAR VALUE $.001 PER SHARE ("CLASS B COMMON STOCK"). THE NOTES HAVE A MATURITY DATE OF SEPTEMBER 30, 2008 AND ARE SECURED BY A SECURITY INTEREST IN THE PATENT AND PATENT APPLICATIONS AND ANY DIVISONALS AND CONTINUATIONS WITH RESPECT TO CERTAIN INTELLECTUAL PROPERTY RELATING TO OUR TELE BLOCK SYSTEM (AS HEREINAFTER DEFINED). EACH WARRANT IS EXERCISABLE AT A PURCHASE PRICE OF $1.50 PER SHARE. THE COMPANY RECENTLY EFFECTED A CORPORATE REORGANIZATION PURSUANT TO WHICH IT BECAME THE HOLDING COMPANY FOR FOUR OF ITS WHOLLY-OWNED SUBSIDIARIES: CALL COMPLIANCE.COM, INC., A DELAWARE CORPORATION, AND CALL COMPLIANCE, INC., AMS NETWORK INC. AND JASMIN COMMUNICATIONS, INC., EACH A NEW YORK CORPORATION . THE COMPANY ALSO WHOLLY-OWNS TELEPHONE BLOCKING SERVICES CORP. ("SERVICES"), A COMPANY FORMED UNDER THE LAWS OF NEW YORK. HEREINAFTER THE COMPANY AND EACH OF ITS FIVE WHOLLY-OWNED SUBSIDIARIES DESCRIBED ABOVE ("SUBSIDIARIES") SHALL COLLECTIVELY BE REFERRED TO AS THE "COMPANY.

THERE IS NO MINIMUM AMOUNT OF UNITS WHICH MUST BE SUBSCRIBED FOR IN ORDER TO CLOSE ANY PURCHASE; ALL NET PROCEEDS FROM SALES OF UNITS WILL BE PAID OVER DIRECTLY TO THE COMPANY AS AND WHEN RECEIVED.

AN INVESTMENT IN THE UNITS OFFERED HEREBY IS SPECULATIVE, AND AN INVESTMENT IN THE UNITS INVOLVES A HIGH DEGREE OF RISK. INVESTORS MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT. THE COMPANY HAS ELECTED TO BE TREATED AS AN "S" CORPORATION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND PLANS TO FILE SUCH ELECTION IN THOSE JURISDICTIONS IN WHICH IT DOES BUSINESS, AS MAY BE PERMITTED. INVESTORS SHOULD UNDERSTAND AND BE ADVISED WITH RESPECT TO THE TAX CONSEQUENCES OF A PURCHASE OF THE UNITS. FOR A DISCUSSION OF CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE UNITS, SEE SECTION I OF THE SUBSCRIPTION AGREEMENT ANNEXED HERETO AS EXHIBIT "A."

TO DATE, THE COMPANY AND EACH OF THE SUBSIDIARIES HAS PRIMARILY BEEN INVOLVED IN START-UP AND DEVELOPMENT ACTIVITIES AND NONE OF SUCH ENTITIES HAS GENERATED SUFFICIENT REVENUES TO SATISFY ONGOING OPERATING EXPENSES AND DEBT SERVICE OBLIGATIONS AND, ACCORDINGLY, IS CURRENTLY OPERATING AT A LOSS. THERE CAN BE NO ASSURANCE THAT ANY REVENUES GENERATED BY OUR BUSINESS WILL BE SUFFICIENT TO SUPPORT THE COMPANY'S PLANNED DEVELOPMENT AND GROWTH ACTIVITIES AND DEBT SERVICE OBLIGATIONS. ACCORDINGLY, WE MAY FIND IT NECESSARY TO RAISE ADDITIONAL CAPITAL, OF WHICH THERE CAN BE NO ASSURANCE.

THERE IS NO PUBLIC MARKET FOR ANY OF THE SECURITIES OF THE COMPANY, AND IT IS NOT EXPECTED THAT THERE WILL BE A MARKET IN THE FORESEEABLE FUTURE FOR THE RESALE OF THE NOTES, WARRANTS OR CLASS B COMMON STOCK UNDERLYING THE WARRANTS ("WARRANT SHARES") OFFERED HEREBY. THE UNITS ARE BEING OFFERED AND SOLD IN A PRIVATE PLACEMENT PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE UNITS, NOR THE NOTES, WARRANTS OR WARRANT SHARES (HEREINAFTER, COLLECTIVELY, THE "SECURITIES") MAY BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND/OR SUCH STATE LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. IN ADDITION, ANY TRANSFER OF ANY ONE OF THE SECURITIES REQUIRES THE COMPANY'S PRIOR WRITTEN CONSENT. THIS TERM SHEET CONSTITUTES AN OFFER ONLY TO THE PERSON NAMED ABOVE, AND ONLY IF SAID PERSON MEETS THE SUITABILITY STANDARDS SET FORTH IN THIS CONFIDENTIAL TERM SHEET. SEE "INVESTOR SUITABILITY STANDARDS."

NEITHER THIS TERM SHEET NOR THE SECURITIES OFFERED HEREBY HAS BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
            THE DATE OF THIS CONFIDENTIAL TERM SHEET IS JUNE 10, 2003

      THE RECIPIENT AGREES BY ACCEPTING THIS TERM SHEET THAT ALL INFORMATION REGARDING THIS OFFERING AND THE INFORMATION CONTAINED HEREIN AND IN ALL RELATED AND ANCILLARY DOCUMENTS ARE NOT TO BE USED FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH ITS CONSIDERATION OF A PURCHASE OF THE UNITS, THAT SUCH INFORMATION IS OF A CONFIDENTIAL NATURE, THAT THE RECIPIENT WILL TREAT IT IN A CONFIDENTIAL MANNER, AND THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, DISCLOSE OR PERMIT ITS AFFILIATES OR REPRESENTATIVES TO DISCLOSE ANY OF SUCH INFORMATION TO ANY OTHER PERSON OR REPRODUCE THIS CONFIDENTIAL TERM SHEET, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

      IN CONNECTION WITH THE OFFERING, NO PERSON HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION WITH RESPECT TO THE COMPANY OR THE SECURITIES, EXCEPT THE
INFORMATION  CONTAINED  HEREIN.  PROSPECTIVE  INVESTORS  SHOULD  NOT RELY ON ANY
INFORMATION NOT CONTAINED IN THIS TERM SHEET. THIS TERM SHEET PRESENTS INFORMATION WITH RESPECT TO THE COMPANY AS OF THE DATE HEREOF. THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THIS TERM SHEET FOLLOWING ITS DISTRIBUTION, AND RECIPIENTS OF THIS TERM SHEET SHOULD NOT EXPECT THE COMPANY TO DO SO. PROSPECTIVE INVESTORS ARE URGED TO CONDUCT AN INDEPENDENT INVESTIGATION AND EVALUATION OF THE COMPANY.

      THE SECURITIES DESCRIBED HEREIN ARE BEING OFFERED TO A LIMITED NUMBER OF ACCREDITED INVESTORS, AS DEFINED UNDER THE ACT. AN OFFEREE MAY NOT SOLICIT, DIRECTLY OR INDIRECTLY (WHETHER THROUGH AN AGENT OR OTHERWISE), THE PARTICIPATION OF ANY OTHER PERSON OR ENTITY IN THIS OFFERING WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY.

      THIS TERM SHEET DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.

      PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS TERM SHEET AS LEGAL OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT AND RELY UPON ITS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING ITS INVESTMENT.

      THE  COMPANY  WILL  MAKE  AVAILABLE,  PRIOR  TO  THE  CONSUMMATION  OF THE
OFFERING, TO EACH PROSPECTIVE INVESTOR, ITS PURCHASER REPRESENTATIVE(S), OR BOTH, THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY OR A PERSON ACTING ON ITS BEHALF CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, THE COMPANY OR ANY OTHER RELEVANT MATTERS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

      THIS OFFER CAN BE WITHDRAWN AT ANY TIME AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS DESCRIBED IN THIS TERM SHEET. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF SECURITIES SUBSCRIBED FOR BY SUCH INVESTOR.

      THIS OFFERING IS BEING MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT FOR AN OFFER AND SALE OF SECURITIES WHICH DOES NOT INVOLVE A PUBLIC OFFERING. EACH PURCHASER OF THE SECURITIES OFFERED
HEREBY, IN MAKING ITS PURCHASE, WILL BE DEEMED TO HAVE MADE CERTAIN ACKNOWLEDGMENTS, REPRESENTATIONS AND AGREEMENTS AS SET FORTH UNDER "TRANSFER RESTRICTIONS."

      THIS TERM SHEET HAS BEEN PREPARED BY THE COMPANY SOLELY FOR THE BENEFIT OF INVESTORS INTERESTED IN THE PROPOSED PRIVATE PLACEMENT OF THE SECURITIES AND CONSTITUTES AN OFFER ONLY IF THE ACCOMPANYING SUBSCRIPTION PURCHASE AGREEMENT IS DULY EXECUTED AND RETURNED TO THE COMPANY BY THE OFFEREE. DISTRIBUTION OF THIS TERM SHEET TO ANY PERSON OTHER THAN SUCH OFFEREE AND THOSE PERSONS RETAINED TO ADVISE SUCH PERSONS WITH RESPECT THERETO IS UNAUTHORIZED, AND ANY REPRODUCTION OF THIS TERM SHEET, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED.

      EACH OFFEREE, BY ACCEPTING DELIVERY OF THIS TERM SHEET, AGREES TO RETURN IT AND ALL RELATED EXHIBITS AND OTHER DOCUMENTS TO THE COMPANY IF: (i) THE OFFEREE DOES NOT INTEND TO SUBSCRIBE FOR THE PURCHASE OF UNITS OFFERED HEREBY;
(ii) THE OFFEREE"S SUBSCRIPTION IS NOT ACCEPTED, OR (iii) THE OFFERING IS TERMINATED.

NASAA UNIFORM LEGEND

      IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
                               -----------------

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS


      This Term Sheet includes "forward-looking statements" within the meaning of various provisions of the Securities Act of 1993, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this Term Sheet that address future activities, events or developments, including such things as future revenues, product development, market acceptance, responses from competitors, capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by us in light of our experience and our assessment of historical trends, current conditions and expected future developments as well as other factors We believe are appropriate in the circumstances. However, whether actual results will conform to our expectations and predictions is subject to a number of risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties discussed in this Term Sheet; general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by us; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this Term Sheet are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations.


                          PRIVATE PLACEMENT PROCEDURES

      We undertake to make available to every investor, during the course of the transaction and prior to sale, the opportunity to ask questions of and receive answers from us concerning the terms and conditions of the Offering and to obtain any appropriate additional information (i) necessary to verify the accuracy of the information contained in this Term Sheet or any other document given, or to any statement made by us or any person acting on our behalf, to any prospective investor or (ii) for any other purpose relevant to a prospective investment in the securities offered hereby, to the extent We possess such information or can acquire it without unreasonable effort or expense.

      All communications or inquires relating to these materials or to a possible transaction with us should be directed to:

                         Compliance Systems Corporation
                                  90 Pratt Oval
                            Glen Cove, New York 11542
                         Attn: Dean Garfinkel, Chairman
                            Telephone: (888) 674-6774
                               Fax: (516) 676-2420
                         e-mail: dean@callcompliance.com

                                  THE OFFERING

THE COMPANY:........................Compliance Systems  Corporation ("We" or the
                                    "Company")  is  a   corporation   formed  in
                                    November 2002 under the laws of the State of
                                    Delaware. Last year, we effected a corporate
                                    reorganization  ("Reorganization")  pursuant
                                    to which we became the  holding  company for
                                    four   wholly-owned    subsidiaries:    Call
                                    Compliance,   Inc.  ("CCI"),  a  corporation
                                    formed  under  the  laws of New  York;  Call
                                    Compliance.com,  Inc. ("CCC"), a corporation
                                    formed  under  the  laws  of  Delaware;  AMS
                                    Network Inc. ("AMS"),  a corporation  formed
                                    under  the  laws  of New  York;  and  Jasmin
                                    Communications,     Inc.    ("Jasmin"),    a
                                    corporation  formed  under  the  laws of New
                                    York.  We  have an  additional  wholly-owned
                                    subsidiary,   Telephone   Blocking  Services
                                    Corp.  ("Services"),   a  company  organized
                                    under  the  laws  of  New  York.   The  term
                                    "Company" shall include all operations and assets of all five Subsidiaries identified above ("Subsidiaries") and all disclosure herein gives effect to the Reorganization.

AGGREGATE AMOUNT OF THE OFFERING;
  SECURITIES OFFERED:...............Up  to  50  Units  at a  purchase  price  of
                                    $30,000 per Unit. Each Unit consists of a 9% secured promissory note in the principal aggregate amount of $30,000 ("Note(s)") and Warrants to purchase an aggregate shares of 20,000 shares of non-voting Class B Common Stock, $.001 par value per share ("Class B
                                    Common Stock"), at an exercise price of $1.50 per share, subject to adjustment, reflecting aggregate gross proceeds of up to $1,500,000. See "Description of Securities."

SUBCHAPTER "S" STATUS OF COMPANY:...The  Company has elected to be treated as an
                                    "S" corporation  under the Internal  Revenue
                                    Code of 1986, as amended ("Code"), and plans
                                    to file an election  in those  jurisdictions
                                    in which it does business, as permitted.  In
                                    order to preserve such "S" election, certain
                                    types of entities are  precluded  from being
                                    stockholders   of   an   "S"    corporation.
                                    Accordingly,  prospective investors will not
                                    be permitted to transfer the Notes, Warrants
                                    or shares of Class B Common Stock underlying
                                    the     Warrants     (collectively,      the
                                    "Securities")  without the  Company's  prior
                                    written  consent.  This  is in  addition  to
                                    restrictions on  transferability  imposed by
                                    applicable   Federal  and  state  securities
                                    laws.   See  "Transfer   Restrictions."   In
                                    addition, there are certain tax consequences
                                    of   being   a   stockholder   of   an   "S"
                                    corporation.   See  "Dividend   Policy"  and
                                    "Income Tax Considerations."


SECURITIES OUTSTANDING PRIOR
  TO AND AFTER OFFERING.............8,125,003  shares  of Class A  Common  Stock
                                    3,600,000   shares   of   Class   B   Common
                                    Stock.((1))
-------------

(1) Does not include up to 1 million shares of Class B Common Stock underlying the Warrants contained in the Units offered hereby.

DESCRIPTION OF CLASS A  AND
  CLASS B COMMON STOCK;
  VOTING CONTROL:...................Authorized Shares. The Company is authorized to issue 40,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), consisting of 15 million shares designated as Class A Common Stock ("Class A Common Stock") and 25 million shares designated as Class B Common .

                                    Voting Rights. Only shares of Class A Common
                                    Stock have voting rights.  Shares of Class B
                                    Common Stock,  including the shares of Class
                                    B  Common  Stock   underlying  the  Warrants
                                    comprising the Units offered by the Company in this Offering, have no voting rights.

                                    Before  and  after  this   Offering,   on  a
                                    collective  basis,  approximately 97% of the
                                    outstanding  Class A  Common  Stock  will be
                                    owned by Alison and Dean Garfinkel and Barry
                                    Brookstein,   officers,  directors  and  the
                                    principal   stockholders   of  the   Company
                                    (hereinafter the "Principal  Stockholders").
                                    Accordingly,   the  Principal   Stockholders
                                    have,   and  following  this  Offering  will
                                    continue to have, effective control over the
                                    Company and the power to control the outcome
                                    of all matters  submitted to the vote of the
                                    Company's stockholders,  including the power
                                    to  elect  the  full  Board  of   Directors,
                                    increase the authorized capital, dissolve, merge or sell the assets of the Company.

                                    Dividends.  Holders of Class A Common  Stock
                                    and Class B Common  Stock shall  participate
                                    equally   per   share   in   any    dividend
                                    distribution, to the extent there are any, without distinction between classes. The Company has no current intention to make any dividend distributions in the foreseeable future. See "Dividend Policy."

                                    Liquidation.    In   the    event   of   any
                                    liquidation,  dissolution  or  winding up of
                                    the  Company,  the holders of Class A Common
                                    Stock  and  Class  B  Common   Stock   shall
                                    participate   equally   per   share  in  any
                                    distribution   to    stockholders    without
                                    distinction between classes.


TERMS OF NOTES


  Interest..........................Interest in the amount of 9% per annum shall be payable on a quarterly basis, commencing on October 1, 2003 for the period from the date of issuance through the quarter ending September 30, 2003, and each January 1, April 1, July 1 and October 1 thereafter for the immediately preceding calendar quarter (hereinafter, each such date being referred to as a "Payment Date") through the period ending on the Maturity Date, subject to any prepayment or penalty interest.

Principal  Repayment................Commencing on October 1, 2005, the Notes are
                                    self-amortizing  with principal and interest
                                    payable   quarterly  on  each  Payment  Date
                                    through the period  ending on September  30,
                                    2008  ("Maturity  Date"),   subject  to  any
                                    prepayment or penalty interest.

  Optional Prepayment...............The Company may at its option  prepay any or all amounts outstanding under the Notes at any time without premium or penalty.

  Ranking...........................Each  Note will  rank  pari  passu  with all other Notes.

                                    The Notes  will rank  superior  to the Prior
                                    Debt (as hereinafter defined), which will be granted a subordinated security interest in the Collateral (as hereinafter defined).

  Security Interest.................The  Notes   will  be  secured  by  a  first
                                    security  interest  in the patent and patent
                                    applications   and   any   divisionals   and
                                    continuations   with   respect   to  certain
                                    intellectual  property  relating to our Tele
                                    Block System, as identified in Schedule B of
                                    the  Patent  Security  Agreement,   in  form
                                    annexed hereto as Exhibit A ("Collateral").

                                    The Form of the Note is Annexed hereto as Exhibit B.

TERMS OF WARRANTS...................Each Warrant is exercisable from the date of
                                    issuance   until   September   30,  2008  to
                                    purchase  one share of Class B Common  Stock
                                    at an  exercise  price of $1.50  per  share,
                                    subject    to    adjustment,    in   certain
                                    circumstances,  including  a stock  split or
                                    stock   dividend   on,  or  a   subdivision,
                                    combination or recapitalization of the Class
                                    B  Common   Stock.   See   "Description   of
                                    Securities."

                                    The Form of Warrant is annexed hereto as Exhibit C.

OUTSTANDING REPURCHASE RIGHTS:......Dean   and   Alison   Garfinkel,   officers,
                                    directors and principal  stockholders of the
                                    Company (the "Founders"),  have been granted
                                    an option  exercisable  through December 31,
                                    2007  to  purchase   from  certain   current
                                    holders of Class B Common Stock an aggregate of 1 million of the currently outstanding shares of Class B Common Stock at a purchase price of $.67 per share ("First Repurchase Option"), subject to adjustment in certain events.

                                    In addition,  the Principal  Stockholders of
                                    the Company  have been  granted an option to
                                    exercisable  through  December 31, 2007,  to
                                    purchase from investors who  participated in
                                    a private placement concluded by the Company
                                    in  December  2002 an  aggregate  of 300,000
                                    shares of Class B Common Stock at a purchase
                                    price  of  $2.50  per   share,   subject  to
                                    adjustment  in  certain  events   ("Offering
                                    Repurchase   Option").   Neither  the  First
                                    Repurchase    Option   nor   the    Offering
                                    Repurchase  Option is exercisable  until the
                                    repayment  of  certain   debt.   See  "Prior
                                    Transactions" and "Repurchase Options."

RECENT FINANCING AND LOANS:.........In December  2002,  the Company  concluded a private placement of 600,000 shares of Class
                                    B Common Stock in  connection  with which it
                                    raised an  aggregate  of  $750,000  in gross
                                    proceeds  ("Recent  Financing).  During  the
                                    period  April  2003  to  date,  the  Company
                                    borrowed    an    aggregate    of   $360,000
                                    (consisting   of  $90,000   from  an  entity
                                    controlled  by certain of our  Founders  and
                                    $270,000   from  one  of  the  Lenders,   as
                                    hereinafter defined) which will repaid out of the proceeds of this Offering. See "Prior Transactions" and "Use of Proceeds."

MINIMUM SUBSCRIPTION:...............One  Unit,  consisting  of  a  Note  in  the principal  amount of $30,000 and Warrants to
                                    purchase an  aggregate  of 20,000  shares of
                                    Class B Common Stock  ($30,000  subscription
                                    amount),  subject to our right,  in our sole
                                    discretion,   to  accept  subscriptions  for
                                    fractional Units.


SUBSCRIPTION PROCEDURE;
  PAYMENT:..........................In  order  to  purchase  the  Units  offered hereby, each purchaser must complete and execute the Subscription Agreement attached hereto as Exhibit D, including an Investor
                                    Questionnaire which contains, among other things, investors' representations regarding their qualification to purchase the Units, as summarized in the "Investor Suitability Standards" section below. Each subscription must also be accompanied by full payment of the total purchase price for the Units by check made payable to "Compliance Systems Corporation."

OFFERING PERIOD:....................The offering period during which the Company will accept subscriptions to purchase the Units (the "Offering Period") shall commence on the date of this Term Sheet and shall continue until the earlier of: (i) the sale of all of the Units or (ii) September 30, 2003, unless extended by us, in our sole discretion, for up to an additional 90 days (the "Termination Date").

PAYMENTS FOR SUBSCRIPTIONS;
  CANCELLATION OR
  TERMINATION OF
  OFFERING; REJECTION OF
  SUBSCRIPTIONS:....................There is no  minimum  amount of Units  which must be subscribed for in order to close any
                                    purchase in the  Offering.  All payments for
                                    subscriptions  received by the Company  will
                                    be  deposited   into  the  working   capital
                                    account of the Company as and when received.
                                    Payments  for  subscriptions   will  not  be
                                    deposited  in  an  escrow  account   pending
                                    simultaneous      closing     with     other
                                    subscriptions.   See   Section   I  of   the
                                    Subscription Agreement.

                                    This  Offering  is  subject  to  withdrawal,
                                    cancellation  or  modification by us, at any
                                    time,  without  notice.  In the event of the
                                    cancellation    or   termination   of   this
                                    Offering,  all  subscriptions  (and payments
                                    therefor)   received   subsequent   to  such
                                    cancellation or termination will be promptly returned to investors, without interest.

                                    We also  reserve  the  right to  reject  any
                                    subscription, in whole or in part, if in our
                                    reasonable  judgment  We deem such action to
                                    be in our best interest.  If any prospective
                                    investor's  subscription  is  rejected,  the
                                    funds    received   on   account   of   such
                                    subscription,   or   the   portion   thereof
                                    rejected, shall promptly be returned to such prospective investor, without interest.

REPRESENTATIONS AND
  WARRANTIES:.......................The Subscription Agreement contains a number of representations  and warranties that each
                                    purchaser  of Units will be required to make
                                    to   us   including,   without   limitation,
                                    representations and warranties relating to a
                                    purchaser's   status   as   an   "accredited
                                    investor," the investor's investment intent regarding the purchase of the Units offered hereby and the purchaser's legal authority to execute the Subscription Agreement.

USE OF PROCEEDS:....................We  plan  to  apply  the  proceeds  of  this
                                    Offering to repay an  aggregate  of at least
                                    $360,000  in  principal  indebtedness,   for
                                    certain debt service obligations and for all
                                    operating   expenses,   including   but  not
                                    limited  to,  payment  of  equipment   lease
                                    obligations, salaries and other employee and executive compensation, consulting fees and rent. See "Prior Transactions" and "Use of Proceeds."

                                    BUSINESS

      Through the Subsidiaries, We have developed technology called the Tele Block(R) Calling Block System (the "Tele Block System") which is a product that automatically screens and blocks outbound calls against state, in-house and third-party "do not call lists" within the network infrastructure of a participating telephone company. The application of the Tele Block System and its software to a national SS7/IP network requires no additional hardware from the customer or carrier. This allows the system to be accessed by all carriers using the platform. It is not carrier specific. In December 2001, the United States Patent and Trademark Office issued us a patent for a number of aspects of the Tele Block System.

      In July 2002, we signed an Alliance Agreement and Patent License Agreement with Illuminet, Inc., a VeriSign Company ("Verisign"), with respect to the development and marketing of the Tele Block System. The Tele Block System was deployed through VeriSign in November 2002, at which time carrier access became available, permitting VeriSign carrier customers the ability to subscribe to the service. Since November 2002, we have been working closely with Verisign in its efforts to enter into contracts with carriers to provide their customers with the Tele Block System on a commercial basis. To date, Qwest Communications International, Inc., Worldcom, Inc., d/b/a MCI, PAETEC Communications, Inc. and IDS Telecom, LLC have all signed contracts with Verisign to offer the TeleBlock System. MCI has completed beta testing and has recently commenced a commercial roll out of the product. Each of PAETEC and IDS are completing final stages of beta testing and we believe will commercially offer the Tele Block System to their telemarketing customers within the next several months. XO Communications, Inc. has completed testing, certifying that the TeleBlock System operates on its networks, and Verisign is in the final contract phases. Other carriers such as Sprint Corporation and Bellsouth Corporation are beginning the process of evaluating TeleBlock for their network deployment. Additionally Meritus Communications, a Vartec Telecom, Inc. company, and Covista Communications, Inc. a Capsule company, are in the process of migrating their existing TeleBlock customers onto the VeriSign SCP Platform.

      In  August  2002,  the  Company  filed a  provisional  patent  application entitled "Caller Id Insertion Process," which is a method for allowing a telemarketer to insert in the SS7 Caller ID packet a calling number when caller id is not available from its equipment or telephone carrier or in the alternative, to insert a return number different from the calling numbering in the caller packet. In December 2002 the FTC officially announced changes to its Telemarketing Sales Rules to require telemarketers to provide by January 2004 a Caller ID, number to customers to be answered by a customer service representative on behalf of the sellers. We believe that our process for the manipulation of the SS7 Caller ID packets is superior to other techniques. This feature is being incorporated into the Tele Block System for a release during the fourth quarter of this year.

      In March 2003 we signed agreements with both the American Teleservices Association (ATA) and the American Resort and Development Association (ARDA) to produce and distribute a co-branded electronic newsletter and an online co-branded Regulatory Guide to their members. These publications are intended to provide to those in the telemarketing industry a summary and practical guide with respect to the continually changing legal landscape regarding telemarketing. Both the newsletter and regulatory guide have been implemented.

      To date, through the Subsidiaries, we have principally been engaged in start-up and development activities with respect to the Tele Block System and related telecommunications services. We have not generated sufficient revenues from the Tele Block System to satisfy ongoing operating expenses and debt service obligations, and, accordingly, we are currently operating at a loss. Development activities with respect to the Tele Block System began prior to 1996 through certain private entities owned by the Founders ("Predecessor Entities") who, directly and through the Predecessor Entities, transferred and assigned all rights related to the Tele Block System and associated telecommunications services and assets to the Subsidiaries.

      The Company was formed under the laws of the State of Delaware on November 7, 2002 in anticipation of the Reorganization, pursuant to which it became the parent and holding company for the Subsidiaries. The Company has elected to be treated as an S Corporation under the Code and plans to file such election in those jurisdictions in which it does business, as may be permitted.

                                  RISK FACTORS

      Prospective purchasers of Units should carefully consider the risk factors contained in Section I of the Subscription Agreement.

                                   MANAGEMENT

  DIRECTORS AND EXECUTIVE OFFICERS

      The directors and executive officers of the Company, and each of our Subsidiaries, their positions and ages are as follows:

             NAME                    POSITION                        AGE
             ----                    --------                        ---

      Dean Garfinkel        Chairman of the Board of                  45
                            Directors and Secretary

      Alison Garfinkel      President and Director                    37

      Barry Brookstein      Chief Financial Officer,                  61
                            Treasurer and Director



      All directors and officers hold office until the next annual meeting of holders of shares of Class A Common Stock or until their successors are duly elected and qualify. Each of the Principal Stockholders and an employee of the Company are the only holders of shares of Class A Common Stock, and accordingly control the right to elect all of the Company's Directors. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no familial relationships between or among any officers or directors of the Company except Dean Garfinkel and Alison Garfinkel who are husband and wife.

      Set forth below are brief descriptions of the recent employment and business experience of our officers and directors:

      DEAN GARFINKEL, 45, has served as Chairman of the Board of Directors and Secretary of the Company and each of the Subsidiaries since each such entity was founded. Mr. Garfinkel served as Chief Executive Officer and Director of ASN Voice & Data Corp. ("ASN"), a telecommunications company he founded in 1991, which specialized in providing telephone systems for securities brokerage firms. In the last calendar quarter of 2001, ASN sold its material assets, none of which had any relation to the Tele Block System, to a third party ("ASN Sale"). Mr. Garfinkel has served as a communications consultant to fortune 500 companies and other businesses for over 20 years.

      ALISON GARFINKEL, 37, has served as President and Director of the Company and each of the Subsidiaries since each such entity was founded. Ms. Garfinkel served as Vice President, Secretary and Director of ASN from 1991 until the ASN Sale.

      BARRY BROOKSTEIN, 61, has served as Chief Financial Officer, Treasurer and Director of the Company and each of the Subsidiaries (other than AMS) since each such entity was founded. Since 1962, Mr. Brookstein has been in the private accounting practice. Barry M. Brookstein & Associates Inc. ("Brookstein Associates") serves as accountant to the Company and each of the Subsidiaries.

EMPLOYMENT AGREEMENTS AND EXECUTIVE COMPENSATION

      The Company entered into a five-year employment agreements, effective as of December 1, 2001, with each of Mr. Garfinkel, Ms. Garfinkel and Mr. Brookstein, pursuant to which Mr. Garfinkel serves as Chairman of the Board of Directors and Secretary, Ms. Garfinkel serves as President, and Mr. Brookstein serves as Chief Financial Officer and Treasurer, in each case, of the Company and each of the Subsidiaries. Under the terms of the respective employment agreements, Mr. Garfinkel and Ms. Garfinkel each receive a base salary of $240,000 per year and Mr. Brookstein receives a base salary of $120,000 per year (each a "Base Salary"). Each officer is entitled to an annual bonus from the Bonus Pool (as hereinafter defined), the amount to be determined in the sole discretion of the Company's Board of Directors, and an allowance for an automobile and related expenses of up to $1,000 per month, also to be determined in the sole discretion of the Company's Board of Directors. Each employment agreement provides for health insurance and other standard benefits and contains certain non-competition prohibitions which require that each officer not engage in any business activities which directly compete with the business of the Company while he or she is employed by, or a principal stockholder of, the Company. Commencing in December 2001, each officer agreed to temporarily defer one-half of his/her annual Base Salary until such date as shall be determined by the Company's Board of Directors, in its sole discretion, but in no event later than January 1, 2004. All deferred amounts shall be paid to each executive in 12 equal monthly payments, commencing on a date to be determined by the Company's Board of Directors, in its sole discretion; however, all deferred amounts shall become automatically due and be immediately paid by the Company to each executive in one lump sum payment upon complete repayment of the New Notes and the Brookstein Loan (as hereinafter defined). See "Prior Transactions." Each of Mr. and Ms. Garfinkel's respective employment agreements provide for each of them to devote their full business time to the activities of the Company. Mr. Brookstein's employment agreement provides that he devote a portion of his business time to the activities of the Company, as is required from time to time.

      As described above, each Mr. and Ms. Garfinkel's and Mr. Brookstein's respective employment agreements provide for an annual bonus from the "Bonus Pool," with the amount of each bonus to be determined in the sole discretion of the Company's Board of Directors. The Bonus Pool shall be equal to a percentage of the Company's pre-tax profits after the service of any debt ("Pretax Earnings") on a calendar year basis, starting with 25% of the first $10 million in Pretax Earnings, and 10% of any Pretax Earnings in excess of $10 million.

      Each  of  Mr.  and  Mrs.  Garfinkel's  and  Mr.  Brookstein's   respective
employment   agreements   with  the  Company  is   guaranteed  by  each  of  the
Subsidiaries.

STOCK OPTION PLAN

      We plan to adopt a stock option or other similar stock-based compensation plan for our officers, directors, employees and consultants in the future ("Future Plan").

PERSONAL LIABILITY OF DIRECTORS - INDEMNIFICATION OF OFFICERS AND DIRECTORS

      The Certificate of Incorporation, of the Company, eliminates the personal liability of our directors to the Company or to our stockholders for monetary damages for breach of a fiduciary duty as a director. However, such personal liability is not eliminated in the event a director breaches his/her fiduciary duty of loyalty to any Company or to its stockholders, when a director has not acted in good faith, and in certain other events described in paragraph 7 of subsection (b) of Section 102 of the Delaware Business General Corporation Law.

      The Certificate of Incorporation, of the Company also allows us to indemnify our officers and directors, to the fullest extent permitted by the provisions of Section 145 of the Delaware General Corporation Law, from and against any and all expenses, liabilities, or other matters referred to in or covered by said Section, if the officer or director acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Company.

      Insofar as indemnification for liabilities arising under the Securities Act, the Securities and Exchange Commission is of the opinion that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CONFLICTS OF INTEREST

      From time-to time, the Principal Stockholders have entered into transactions with the Company, the Predecessor Entities and the Subsidiaries. None of such transactions have, and in the future will, require the consent of any independent party.

      Mr. Brookstein, the Company's Chief Financial Officer, Treasurer, director, a principal stockholder of the Company, and a noteholder, through Brookstein Associates, has served as accountant to the Company, the Predecessor Entities and Subsidiaries. The Company currently intends to continue to retain Brookstein Associates in such capacity.

                          SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND NAMED MANAGEMENT

      The following table sets forth the information as of the date hereof (giving effect to the Reorganization) regarding beneficial ownership and voting rights with respect to the Common Stock of the Company by (i) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group.

                     SHARES OF
NAME OF              COMMON STOCK          OWNERSHIP PERCENTAGE   VOTING
BENEFICIAL OWNER     BENEFICIALLY OWNED    STOCK (4)              PERCENTAGE (5)
-----------------    ------------------    --------------------   --------------
Dean Garfinkel (1)       3,031,251                 25.9%                36.9%

Alison Garfinkel (2)     3,031,251                 25.9%                36.9%

Barry Brookstein (3)     3,140,626                 26.8%                23.1%

All officers and         9,203,128                 78.5%                96.9%
directors as a
group [3]

      Of the 9,203,128 shares of Common Stock owned beneficially by the Principal Stockholders, 7,875,003 are shares of Class A Common Stock and have voting rights. There are an additional 250,000 shares of Class A Common Stock owned by an employee of the Company. All other shares of currently outstanding Common Stock, and shares of Common Stock to be issued upon exercise of the Warrants, is Class B Common Stock and has no voting rights. Accordingly, the Principal Stockholders have and will continue to have effective control over the Company and the power to control the outcome of all matters submitted to a vote of the Company's stockholders; they have and will continue to have the power to elect the full Board of Directors of the Company, increase the authorized capital, dissolve, merge or sell the assets of the Company, giving them the right to direct the future of the Company. In addition, the Founders and Principal Stockholders have been granted the First Repurchase Option and Offering Repurchase Option, respectively, by certain holders of Class B Common Stock. See "Repurchase Options."

---------------------
Footnotes on following page.

-----------Footnotes for table on prior page.------------


(1) Consists of (i) 3,000,001 shares of Class A Common Stock and (ii) 31,250 shares of Class B Common Stock held jointly by Mr. Garfinkel and Ms. Garfinkel as custodian for their minor children. Does not include (i) shares of Class A Common Stock owned by Mr. Garfinkel's wife, Alison Garfinkel (see footnote 2 below), as to which Mr. Garfinkel disclaims beneficial ownership, or (ii) (a) up to 500,000 shares of Class B Common Stock underlying the First Repurchase Option that Mr. Garfinkel has the option to purchase (including 62,500 shares of Class B Common Stock from Mr. Brookstein) and (b) up to 100,000 shares of Class B Common Stock underlying the Offering Repurchase Option that Mr. Garfinkel has the option to purchase (assuming the sale of all the 600,000 shares of Class B Common Stock in this Offering).

(2) Consists of (i) 3,000,001 shares of Class A Common Stock and (ii) 31,250 shares of Class B Common Stock held jointly by Ms. Garfinkel and Mr. Garfinkel as custodian for their minor children. Does not include (i) shares of Class A Common Stock owned by Ms. Garfinkel's husband, Dean Garfinkel, (see footnote 1 above), as to which Ms. Garfinkel disclaims beneficial ownership, or (ii) (a) up to 500,000 shares of Class B Common Stock underlying the First Repurchase Option that Ms. Garfinkel has the option to purchase (including 62,500 shares of Class B Common Stock from Mr. Brookstein) and (b) up to 100,000 shares of Class B Common Stock underlying the Offering Repurchase Option that Ms. Garfinkel has the Option to purchase (assuming the sale of all the 600,000 shares of Class B Common Stock in this Offering).

(3) Consists of (i) 1,875,001 shares of Class A Common Stock and 1,250,000 shares of Class B Common Stock owned by Mr. Brookstein and (ii) 15,625 shares of Class B Common Stock owned by Mr. Brookstein. as custodian for his minor children. Does not include (i) up to 100,000 shares of Class B Common Stock underlying the Offering Repurchase Option that Mr. Brookstein has the option to purchase or (ii) 15,625 shares of Class B Common Stock held by Mr. Brookstein's adult children. Also, does not give effect to 125,000 shares of Class B Common Stock owned by Mr. Brookstein, which are subject to the First Repurchase Option.

(4) Based on aggregate of 11,725,003 shares of Common Stock outstanding. Does not give effect to the issuance of up to 1,000,000 shares of Class B Common Stock upon exercise of the Warrants or any shares of Common Stock that may be reserved for issuance under any Future Plan.

(5) Based on aggregate of 8,125,003 shares of voting Class A Common Stock outstanding prior to and after this Offering.

                                 USE OF PROCEEDS

      We estimate that We will receive net proceeds, assuming the sale of all 50 Units, of approximately $1,475,000, after deducting legal fees and other related costs. However, such number can be significantly less in the event the full Offering of is not sold. We intend to use the net proceeds from the Offering to repay an aggregate of at $360,000 in principal indebtedness (consisting of $90,000 from an entity controlled by certain of our Founders and $270,000 from one of the Lenders). The amount of loans from such parties is likely to increase pending subscriptions in this offering, the actual amount depending on the cash flow needs of the Company and the amount of revenues received from operations, if any. Net proceeds will similarly be used for certain debt obligations and operating expenses, including but not limited to, payment of equipment lease obligations, salaries and other employee and executive compensation, consulting fees and rent.

      We cannot anticipate how long the proceeds from the Offering will last or how much proceeds we will actually raise in this Offering; additional capital may be required in order to fund our operations. We cannot guarantee that additional capital will be obtained on terms acceptable to us, if at all.

      The foregoing represents our present intentions based upon our present plans and business conditions. The occurrence of unforeseen events or changed business conditions, however, could result in the application of the proceeds of the Offering in a manner other than as described above.

                                 DIVIDEND POLICY

      The Company does not have a dividend policy at the present since it does not intend to distribute any funds in the foreseeable future based on current results of operations. The Company is currently operating at a loss, by not generating sufficient revenues to cover operating expenses and its debt service obligations. Any possible future distributions will depend on the financial condition and revenues of the Company. The Company will attempt to make distributions to approximate taxes attributable to stockholders from subchapter S allocations; however, there is no guaranty that the Company will have the cash available to do so.

                               PRIOR TRANSACTIONS

      We were formed on November 7, 2002 under the laws of the State of Delaware in anticipation of the Reorganization pursuant to which we became the holding company for the Subsidiaries. In connection with the Reorganization, the shareholders of each of CCI, CCC, AMS and Jasmin became shareholders of the Company.

      Development activities with respect to the Tele Block System originally began prior to 1996 through the Predecessor Entities. The Founders, directly and through the Predecessor Entities, have transferred and assigned all rights related to the Tele Block System and associated telecommunications services and assets to the Subsidiaries.

      During the period July 1996 to December 1999, in order to fund development activities, one of the Predecessor Entities, borrowed an aggregate of $700,000 from three lenders ("First Lenders") in return for granting the First Lenders a portion of the revenues generated under certain telecommunication contracts owned by certain of the Predecessor Entities, including certain agreements relating to the Tele Block System. Mr. Brookstein, an officer, director and principal stockholder of the Company is an officer, director and principal stockholder of one of the First Lenders which lent the Company an aggregate of $300,000. In addition, Mr. Brookstein, as custodian for his minor children, Mr. Brookstein's adult children and Mr. and Ms. Garfinkel, as custodians for their minor children, are stockholders of one of the First Lenders which lent the Company an aggregate of $25,000. Such loans were secured by promissory notes ("Lender's Notes") issued by the Predecessor Entity in the amount of each loan, and various corporate and individual guarantees, including that of the Founders ("Prior Guarantees"). In December 2001, the contracts and related revenue rights were assigned to CCI, one of the Subsidiaries, in return for CCI assuming the obligations under the Lender's Notes. At such time, the Lender's Notes were restructured, with self amortizing principal and 18% interest per annum payable over five years. Also in December 2001, CCI borrowed an additional $300,000 from an additional party ("Additional Lender") on the same terms (hereinafter, the First Lenders and Additional Lender collectively referred to as the "Lenders"). In connection with such loans in the aggregate principal amount of $1 million ("Lender Loans"), the stockholders of each of the Lenders (the "Lender Stockholders") (including Mr. Brookstein on his own behalf and as custodian for his minor children, Mr. Brookstein's adult children and Mr. and Ms. Garfinkel, as custodian for their minor children), were given the right to purchase for nominal consideration 26.9% of the outstanding Common Stock of each of the Subsidiaries then existing, as well as any other companies subsequently formed in connection with the Tele Block System, as in the case of Jasmin, which was formed in August 2002 ("Lenders' Subsidiary Stock").

      From December 2001 through November 2002 ("Note Deferment Period"), CCI did not make any payments to the Lenders in connection with the Lender Loans. As of December 1, 2002, the Lender Loans were further restructured in the form of new non-negotiable promissory notes due June 1, 2008 ("New Notes") in the aggregate principal amount of $ 1 million, plus unpaid interest during the Note Deferment Period in the amount of $ 210,000 ("Deferred Interest"). The interest rate on the Lender Loans during the Note Deferment Period was increased from 18% to 21% as compensation to the Lenders for deferring payment of the interest and principal during such period. Principal on the New Notes will bear interest at the rate of 21% per annum from December 1, 2002 through May 30, 2003, and thereafter through May 30, 2008 at the rate of 18% per annum. The New Notes will be self amortizing with Deferred Interest, principal and interest payments payable over the five-year term commencing June 1, 2003. The New Notes are guaranteed by the Company and CCC.

      In April 2002, in three separate transactions, one of the Predecessor Entities sold certain fixtures and equipment which have been, and continue to be used by the Company, to a leasing company for an aggregate of $200,000 with such equipment to be leased to CCI pursuant to three lease agreements. Because CCI was a newly formed company, one of the First Lenders entered into the lease agreements on behalf of CCI. CCI makes the monthly payments under the lease agreements directly to the Leasor. CCI and the First Lender have entered into an agreement assigning to CCI the buy-back provisions contained in the leases. Mr. Brookstein is an officer, director and principal stockholder of such First Lender.

      During the period April 2002 through June 2002, the Founders loaned CCI an aggregate of $160,500 in the form of a demand promissory note with interest at the rate of 12% per annum, payable monthly. Of such amounts, $79,000 remains outstanding. This promissory note is guaranteed by the Company and CCC.

      In June 2002, one of the First Lenders lent an additional $75,000 to CCI as evidenced by a self liquidating promissory note due April 2006, with principal and interest (at the rate of 24% per annum) payable monthly. Mr. Brookstein is an officer, director and principal stockholder of such First Lender. This promissory note is guaranteed by the Company and CCC.

      In July 2002, CCI borrowed an aggregate of $500,000 from Mr. Brookstein ("Brookstein Loan"). The Brookstein Loan bears interest at 12% per annum, payable monthly, and is due on July 1, 2004. Payments under the Brookstein Loan are current. The Brookstein Loan is guaranteed by the Company and CCC.

      In connection with the Reorganization, all of the Prior Guarantees, including that of the Founders', were released.

      The Company has agreed to amend the terms of the Lender Loans and Brookstein Loan aggregating $1.5 million in the principal amount ("Prior Debt") to provide for a security interest in the Collateral. Such security interest shall be subordinate to the security interest in the Collateral granted to investors with respect to subscriptions in this Offering.

      The  Company  occupies   facilities  leased  to  an  unaffiliated   entity
controlled by the Founders. The Company intends to enter into a sublease or have the lease assigned to it at the same rental price paid by such entity.

                                RECENT FINANCING

      In December 2002, the Company concluded the Recent Financing, consisting of a private placement of 600,000 shares of Class B Common Stock at a purchase price of $1.25 per share, raising an aggregate of $750,000 in gross proceeds. See "Repurchase Options."

      During the period April 2003 to date, the Company borrowed an aggregate of $360,000 from a company controlled by certain of the Founders and one of the Lenders. Such loans are due on a demand basis and bear interest at the rate of 12% per annum. Pending the receipt of subscriptions in this Offering, the amount of loans from such parties is likely to increase, the actual amount depending on the cash flow needs of the Company and the amount of revenues received from operations, if any. The Company intends to apply a portion of the net proceeds of this Offering for the repayment of such indebtedness any additional loans that may be provided to the Company from such parties. See "Use of Proceeds."

                               REPURCHASE OPTIONS

      Each of the Founders has been granted the First Repurchase Option entitling each Founder the right to purchase from certain present holders of Class B Common Stock, at a purchase price of $.67 per share, one-half of the stock held by each stockholder (500,000 shares for each Founder, or 1 million shares in the aggregate), with the exception of stock held by Mr. Brookstein, individually, in which case the option is for 125,000 shares of Class B Common Stock in the aggregate.

      Each of the Principal Stockholders has been granted the Offering Repurchase Option entitling each Principal Stockholder the right to purchase from each subscriber in the Recent Financing, at a price of $2.50 per share, one-half of the shares of Class B Common Stock sold by the Company on the Recent Financing, or 300,000 shares in the aggregate.

      Each  of the  First  Repurchase  Option  and  Offering  Repurchase  Option
(hereinafter, any one being referred to as an "Option," or both as the "Options") may be exercised an unlimited number of times, at any time, in whole or in part until December 31, 2007 ("Option Term"); however, neither Option may be exercised until repayment of the New Notes and Brookstein Loan and neither Option may be exercised on any one occasion to purchase less than 10,000 shares, or all shares owned by a stockholder, if less than 10,000. The Options are transferable, in whole or in part, to any third party by each of the Founders in the case of the First Repurchase Option, and each of the Principal Stockholders, in the case of the Offering Repurchase Option, but only upon the prior written consent of the Company's Board of Directors (hereinafter, each Founder, Principal Stockholder and transferee, as the case may be, referred to as an "Option Holder" and one or more of such parties as the "Option Holders").

      In the event that during the Option Term, to the extent that any part of either of the Options remains unexercised, the Company effects any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting its outstanding Class B Common Stock, then the number and type of securities subject to both Options, and the exercise price per share, shall be appropriately adjusted so that the Options shall each thereafter represent the right to purchase, at the same aggregate exercise price, such number of shares of Class B Common Stock or other securities as have actually been received by the Option Holder in exchange for or in respect of the underlying shares of Class B Common Stock.

      If any holder of Class B Common Stock sells, assigns, hypothecates or otherwise transfers any Class B Common Stock, to the extent permitted, the transferee shall be required, as a condition precedent to agree to the terms of the applicable Option. Share certificates for Class B Common Stock underlying such options shall bear a legend with respect to the applicable Option.

      If on the date during the Option Term which is 90 days prior to the expiration of the Options ("90-day Date"), any Option has not been exercised in full by the Holder thereof ("Non-Exercising Option Holder"), then during the immediately succeeding 15-day period, each of the remaining Option Holder(s) ("Remaining Holder(s)") shall have the right to provide notice to the Non-Exercising Option Holder(s) of its intent to exercise any Options remaining unexercised as of the 90-day Date ("Unexercised Options") on the terms thereof ("Notice"). In the event that a Non-Exercising Option Holder does not exercise all of the Unexercised Options within 30 days of receipt of the Notice ("Final Exercise Period"), then the Remaining Holder(s) shall have the automatic and unrevocable right to exercise any Unexercised Options commencing on the termination of the Final Exercise Period up through the expiration of the Options. If there is more than one Remaining Holder, then each Remaining Holder shall be entitled to exercise one-half of the Unexercised Options, unless otherwise agreed to between the parties; however, each Remaining Holder must exercise his share of Unexercised Options during the period ending no later than the close of business on the fifteenth day immediately following the Final Exercise Period, but in no event later than 5 business days prior to the expiration of the Options ("Final Shared Exercise Date"). In such case, if one of the Remaining Holders does not exercise all of his/her interest in the Remaining Options prior to the Final Shared Exercise Date, then the one Remaining Holder shall have the automatic and unrevocable right to exercise any Unexercised Options until the expiration of the Options.

                            DESCRIPTION OF SECURITIES

PROMISSORY NOTES

Interest

Interest in the amount of 9% per annum shall be payable on a quarterly basis, commencing on October 1, 2003 for the period from the date of issuance through the quarter ending September 30, 2003, and each January 1, April 1, July 1 and October 1 thereafter for the immediately preceding calendar quarter (hereinafter, each such date being referred to as a "Payment Date") through the period ending on the Maturity Date, subject to any prepayment or penalty interest.

Maturity and Repayment

Commencing on October 1, 2005, the Notes are self-amortizing with principal and interest payable quarterly on each Payment Date through the period ending on September 30, 2008 ("Maturity Date"), subject to any prepayment or penalty interest.

Optional Prepayment

The Company may at its option prepay any or all amounts outstanding under the Notes at any time without premium or penalty.

Ranking

Each Note will rank pari passu with all other Notes. The Notes will rank superior to the Prior Debt which will be granted a subordinated security interest in the Collateral.

Security Interest

The Notes will be secured by a first security interest in the Collateral.

WARRANTS

Terms of Warrants

Each Warrant is exercisable from the date of issuance until September 30, 2008 to purchase one share of Class B Common Stock at an exercise price of $1.50 per share, subject to adjustment, in certain circumstances, including a stock split or stock dividend on, or a subdivision, combination or recapitalization of the Class B Common Stock. See "Description of Securities."

                              TRANSFER RESTRICTIONS

OFFERS AND SALES OF
  SECURITIES .......................None of such  securities  may be  offered or sold in the United  States by a purchaser in
                                    this   Offering   except   pursuant   to  an
                                    effective   registration   statement  or  in
                                    accordance   with  an  exemption   from  the
                                    registration  requirements of the Securities
                                    Act, as set forth below.

INVESTOR REPRESENTATIONS AND
  RESTRICTIONS ON RESALE............Each purchaser of the Securities hereby will be deemed to have represented and agreed as follows:

                                             (1)  he or  she  is  acquiring  the
                                    Securities for his or her own account or for an account with respect to which he or she exercises sole investment discretion, and that he or she is an accredited investor;

                                             (2) he or she understands  that the
                                    securities  are  being  offered  only  in  a
                                    transaction   not   involving   any   public
                                    offering   within   the   meaning   of   the
                                    Securities  Act,  and that (i) if, after the
                                    date of original  issuance of the securities
                                    he or  she  decides  to  resell,  pledge  or
                                    otherwise transfer the shares comprising the
                                    Securities,  such securities, may be resold,
                                    pledged or transferred  only (A) pursuant to
                                    an  exemption  from  registration  under the
                                    Securities   Act,  or  (B)  pursuant  to  an
                                    effective  registration  statement under the
                                    Securities Act, in each case in accordance with any applicable securities laws of any state of the United States and (ii) the purchaser will, and each subsequent holder is required to, notify any purchaser of such securities from him or her of the resale restrictions referred to in (i) above, if then applicable; and

                                             (3) he or she understands  that the
                                    following legend will be placed on any certificate representing the Securities:

                                    "THE    SECURITES    REPRESENTED   BY   THIS
                                    CERTIFICATE  HAVE NOT BEEN REGISTERED  UNDER
                                    THE  SECURITIES ACT OF 1933, AS AMENDED (THE
                                    "ACT"),  AND MAY NOT BE  SOLD,  OFFERED  FOR
                                    SALE,  TRANSFERRED,   PLEDGED  OR  OTHERWISE
                                    DISPOSED  OF IN THE  ABSENCE  OF  THE  PRIOR
                                    WRITTEN   CONSENT  OF  THE  COMPANY  AND  AN
                                    EFFECTIVE  REGISTRATION  STATEMENT UNDER THE
                                    ACT  OR  AN  OPINION  OF  COUNSEL   FOR  THE
                                    CORPORATION THAT REGISTRATION THEREOF IS NOT
                                    REQUIRED UNDER THE ACT."

                        INVESTOR SUITABILITY REQUIREMENTS

GENERAL.............................An  investment  in  the  securities  offered hereby  involves  significant  risks  and is
                                    suitable   only  for   persons  of  adequate
                                    financial   means   who  have  no  need  for
                                    liquidity  with  respect to this  investment
                                    and  who can  bear  the  economic  risk of a
                                    complete  loss  of  their  investment.  This
                                    Offering is made in  reliance on  exemptions
                                    from the  registration  requirements  of the
                                    Securities   Act,   and   applicable   state
                                    securities laws or regulations.

                                    The  suitability  standards  discussed below
                                    represent minimum suitability  standards for
                                    prospective  investors.  The satisfaction of
                                    such  standards  by a  prospective  investor
                                    does   not   necessarily   mean   that   the
                                    securities  are a  suitable  investment  for
                                    such   prospective   investor.   Prospective
                                    investors are encouraged to consult their personal financial advisors to determine whether an investment in the securities is appropriate. We may reject subscriptions for the securities, in whole or in part, in our absolute discretion.

                                    We will require  each  investor to represent
                                    in writing,  among other things, that (i) by
                                    reason  of  the   investor's   business   or
                                    financial   experience,   or   that  of  the
                                    investor's    professional    advisor,   the
                                    investor is capable of evaluating the merits
                                    and risks of an investment in the securities
                                    and  of  protecting   its  own  interest  in
                                    connection  with  the  Offering,   (ii)  the
                                    investor is acquiring the securities for its
                                    own  account,  for  investment  only and not
                                    with   a   view   toward   the   resale   or
                                    distribution thereof,  (iii) the investor is
                                    aware that  neither the  Securities  not the
                                    shares comprising same, have been registered
                                    under  the   Securities  Act  or  any  state
                                    securities laws and that transfer thereof is
                                    restricted by the Securities Act, applicable
                                    state  securities laws, and the subscription
                                    agreement to be entered  into in  connection
                                    with the purchase of the securities, and the
                                    investor is aware of the absence of a market
                                    for the securities,  other  securities to be
                                    received  upon   conversion  and  (iv)  such
                                    investor meets the suitability requirements set forth below.

SUITABILITY
  REQUIREMENTS......................Unless  otherwise  approved by the  Company, each investor must represent in writing that
                                    it qualifies as an "accredited investor," as
                                    such  term  is  defined  in Rule  501(a)  of
                                    Regulation   D    promulgates    under   the
                                    Securities Act, and must demonstrate the basis for such qualification. To be an accredited investor, an investor must fall within any of the following categories at the time of the sale of securities to that investor:

                                             (1) A bank as  defined  in  Section
                                    3(a)(2) of the Securities  Act, or a savings
                                    and loan association or other institution as
                                    defined   in  Section   3(a)(5)(A)   of  the
                                    Securities   Act,   whether  acting  in  its
                                    individual or fiduciary  capacity;  a broker
                                    or dealer registered  pursuant to Section 15
                                    of the Exchange Act; an insurance company as
                                    defined in Section  2(13) of the  Securities
                                    Act; an investment  company registered under
                                    the  Investment  Company  Act of  1940  or a
                                    business  development  company as defined in
                                    Section   2(a)(48)  of  that  act;  a  Small
                                    Business  Investment Company licensed by the
                                    U.S.  Small  Business  Administration  under
                                    Section  301(c) or (d) of the Small Business
                                    Investment  Act to 1958; a plan  established
                                    and  maintained  by a state or its political
                                    subdivisions, and maintained by a state, its
                                    political  subdivisions,  or any  agency  or
                                    instrumentality  of a state or its political
                                    subdivisions,   for  the   benefit   of  its
                                    employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                                             (2) A private business  development
                                    company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

                                             (3) An  organization  described  in
                                    Section  501(c)(3) of the  Internal  Revenue
                                    Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000;

                                             (4) A director or executive officer
                                    of the Company;

                                             (5)   A   natural    person   whose
                                    individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the securities exceeds $1,000,000;

                                             (6) A  natural  person  who  has an
                                    individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                             (7) A trust,  with total  assets in
                                    excess of  $5,000,000,  not  formed  for the
                                    specific    purpose   of    acquiring    the
                                    securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

                                             (8) An  entity  in which all of the
                                    equity owners are accredited investors (as defined above).

                                    As used in this  Term  Sheet,  the term "net
                                    worth" means the excess of total assets over
                                    total  liabilities.  In computing  net worth
                                    for the purpose of (5) above,  the principal
                                    residence of the investor  must be valued at
                                    cost, including costs of improvements, or at
                                    recently appraised value by an institutional
                                    lender  making  a  secured   loan,   net  of
                                    encumbrances.   In  determining  income,  an
                                    investor   should  add  to  the   investor's
                                    adjusted    gross    income   any    amounts
                                    attributable to tax exempt income  received,
                                    losses  claimed as a limited  partner in any
                                    limited partnership,  deductions claimed for
                                    depletion,  contributions to an IRA or Keogh
                                    retirement plan,  alimony payments,  and any
                                    amount by which income for long-term capital
                                    gains  has  been   reduced  in  arriving  at
                                    adjusted gross income.

                                    In  order  to  meet   the   conditions   for
                                    exemption from the registration requirements
                                    under  the   securities   laws  of   certain
                                    jurisdictions, investors who are residents of such jurisdictions may be required to meet additional suitability requirements.

                                    In addition to the suitability standards set forth above, the Company will assess each prospective investor to ascertain that such purchaser's subscription will not impair the Company's plan to file a sub "S" election.

                            INCOME TAX CONSIDERATIONS

      THIS CONFIDENTIAL TERM SHEET DOES NOT CONSTITUTE INVESTMENT, LEGAL OR TAX ADVICE WITH RESPECT TO AN INVESTMENT IN THE UNITS OFFERED HEREBY. EACH PROSPECTIVE PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE INCOME TAX ISSUES AND CONSEQUENCES CONCERNING PURCHASING, HOLDING AND DISPOSING OF THE UNITS OFFERED HEREBY, IN EACH CASE, AS THEY MAY PERTAIN TO THE PURCHASER'S OWN PERSONAL SITUATION.

                                    EXHIBIT A

                        FORM OF PATENT SECURITY AGREEMENT
                                      below

                                    EXHIBIT B

                         FORM OF SECURED PROMISSORY NOTE
                                      below

                                    EXHIBIT C

                  FORM OF CLASS B COMMON STOCK PURCHASE WARRANT
                                      below

                                    EXHIBIT D

                             SUBSCRIPTION AGREEMENT
                                       and
                             INVESTOR QUESTIONNAIRE

                                      below

                                                                       EXHIBIT A

                            PATENT SECURITY AGREEMENT


                                    THIS PATENT SECURITY AGREEMENT,  DATED AS OF
                                    ________,  2003 BY AND  BETWEEN,  COMPLIANCE
                                    SYSTEMS  CORPORATION   ("CSC"),  A  DELAWARE
                                    CORPORATION,   CALL  COMPLIANCE.COM,   INC.,
                                    ("GRANTOR"),   A  DELAWARE  CORPORATION  AND
                                    WHOLLY-OWNED  SUBSIDIARY OF CSC, IN FAVOR OF
                                    THE   SEVERAL    PERSONS   AND/OR   ENTITIES
                                    IDENTIFIED     ON    SCHEDULE    A    HERETO
                                    (COLLECTIVELY,  THE  "LENDERS"  AND  EACH  A
                                    "LENDER").

                                    RECITALS

      WHEREAS, CSC seeks to raise up to $1,500,000 in gross proceeds ("Loan") through the sale of units consisting of $30,000 principal amount of 9% Secured Promissory Notes ("Notes" and individually, each a "Note") and Warrants to purchase an aggregate of 20,000 shares of non-voting Class B Common Stock, $.001 par value per share, of CSC ("Class B Common Stock"), in a non-public offering pursuant to Regulation D promulgated under the Securities Act of 1933, as amended ("Private Offering").

      WHEREAS, it is intended that the proceeds of the Private Offering will be applied, among other purposes, to fund the working capital requirements of CSC and each of its wholly-owned subsidiaries, including the Grantor (collectively, the "Subsidiaries"; hereinafter, CSC and all of the Subsidiaries shall collectively be referred to as the "Company");

      WHEREAS, the Lenders have required that the Grantor grant to Lenders a first priority security interest in certain of its assets;

      WHEREAS, the Grantor owns the patent and provisional patent application listed on Schedule B hereto;

      WHEREAS, the Grantor desires to mortgage, pledge and grant to Lenders, for the benefit of Lenders, a security interest in all of its right, title and interest in, to and under the Collateral (as hereinafter defined), including the patent and provisional patent application listed on the attached Schedule B together with any continuation, divisionals, renewal or extension thereof, to secure the payment of the Obligations;

      WHEREAS, it is a condition precedent to the obligation of the Lenders to make the Loan to CSC, that Grantor execute this Agreement;

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the premises and to induce Lenders to effect the Loan in connection with the Private Offering, the Grantor hereby agrees with Lenders, as follows:

      DEFINED TERMS. UNLESS OTHERWISE DEFINED HEREIN, TERMS WHICH ARE USED HEREIN ARE SO USED AS SO DEFINED, AND THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

      "Collateral" has the meaning assigned to it in Section 2 of this Security Agreement.

      "Obligations" means obligations secured hereby and shall include: (a) loans to be made in connection with the Private Offering as evidenced by one or more promissory notes payable to the order of the Lenders that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral, if any, and all reasonable attorney's fees, court costs and expenses of whatever kind incident to the collection of any said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

      "Patents" means all types of exclusionary or protective rights granted (or applications therefor) for inventions in any country of the world (including, without limitation, letters patent, plant patents, utility models, breeders' right certificates, inventor's certificates and the like), and all reissues and extensions thereof and all divisions, continuations and continuations-in-part thereof.

      "Patent License" means all agreements material to the operation of the Company's business, whether written or oral, providing for the grant by or to the Company of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule B hereto.

      "Patent Rights" means the Patents and Patent applications listed in Schedule B and any continuations or divisionals thereof or improvements therein.

      "Security Agreement" means this Patent Security Agreement, as amended, supplemented or otherwise modified from time to time.

      "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

      GRANT OF SECURITY INTEREST. AS COLLATERAL SECURITY FOR THE PROMPT AND COMPLETE PAYMENT AND PERFORMANCE WHEN DUE (WHETHER AT THE STATED MATURITY, BY ACCELERATION OR OTHERWISE) OF THE OBLIGATIONS, THE GRANTOR HEREBY ASSIGNS AND GRANTS TO LENDERS FOR THE BENEFIT OF LENDERS A SECURITY INTEREST IN ALL OF THE GRANTOR'S RIGHT, TITLE AND INTEREST IN AND TO THE FOLLOWING PROPERTY ACQUIRED BY GRANTOR WHICH GRANTOR NOW HAS ANY RIGHT, TITLE OR INTEREST (COLLECTIVELY, THE "COLLATERAL");

      THE PATENT RIGHTS;

      ALL PATENT LICENSES FOR THE PATENT RIGHTS;

      REPRESENTATIONS AND WARRANTIES CONCERNING TRADEMARKS. GRANTOR REPRESENTS AND WARRANTS THAT SCHEDULE B HERETO INCLUDES ALL OF THE GRANTOR'S REGISTERED PATENTS AND PATENT LICENSES OWNED BY GRANTOR IN ITS OWN NAME THAT ARE MATERIAL TO THE BUSINESSES OF THE COMPANY AS OF THE DATE HEREOF. TO THE BEST OF THE GRANTOR'S KNOWLEDGE, EACH PATENT IS VALID, SUBSISTING, UNEXPIRED, ENFORCEABLE AND HAS NOT BEEN ABANDONED. NO HOLDING, DECISION OR JUDGMENT HAS BEEN RENDERED BY ANY GOVERNMENTAL AUTHORITY WHICH WOULD LIMIT, CANCEL OR QUESTION THE VALIDITY OF ANY MATERIAL PATENT. NO ACTION OR PROCEEDING IS PENDING (I) SEEKING TO LIMIT, CANCEL OR QUESTION THE VALIDITY OF ANY PATENT OR THE GRANTOR'S OWNERSHIP THEREOF OR (II) WHICH, IF ADVERSELY DETERMINED, WOULD REASONABLY BE LIKELY TO HAVE A MATERIAL ADVERSE EFFECT ON THE VALUE OF ANY PATENT.

      COVENANTS. GRANTOR COVENANTS AND AGREES WITH LENDERS THAT, FROM AND AFTER THE DATE OF THIS SECURITY AGREEMENT UNTIL THE OBLIGATIONS ARE PAID IN FULL:


            FURTHER DOCUMENTATION. FROM TIME TO TIME, UPON THE WRITTEN REQUEST OF ROBERT P. REINER, AS REPRESENTATIVE FOR AND NOMINEE OF THE SEVERAL LENDERS, OR ANY DULY APPOINTED SUCCESSOR THEREOF ("LENDERS' REPRESENTATIVE"), AND AT THE SOLE EXPENSE OF GRANTOR, THE GRANTOR WILL PROMPTLY AND DULY EXECUTE AND DELIVER SUCH FURTHER INSTRUMENTS AND DOCUMENTS AND TAKE SUCH FURTHER ACTION AS LENDERS' REPRESENTATIVE MAY REASONABLY REQUEST FOR THE PURPOSE OF OBTAINING OR PRESERVING THE FULL BENEFITS OF THIS SECURITY AGREEMENT AND OF THE RIGHTS AND POWERS HEREIN GRANTED, INCLUDING, WITHOUT LIMITATION, THE FILING OF ANY FINANCING OR CONTINUATION STATEMENTS UNDER THE UCC IN EFFECT IN ANY JURISDICTION WITH RESPECT TO THE LIENS CREATED HEREBY. GRANTOR ALSO HEREBY AUTHORIZES LENDERS' REPRESENTATIVE TO FILE ANY SUCH FINANCING OR CONTINUATION STATEMENT WITHOUT THE SIGNATURE OF GRANTOR TO THE EXTENT PERMITTED BY APPLICABLE LAW. A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS SECURITY AGREEMENT SHALL BE SUFFICIENT AS A FINANCING STATEMENT FOR FILING IN ANY JURISDICTION.

            LIMITATION ON LIEN ON COLLATERAL. GRANTOR WILL NOT CREATE, INCUR OR PERMIT TO EXIST, WILL TAKE ALL COMMERCIALLY REASONABLE ACTIONS TO DEFEND THE COLLATERAL AGAINST, AND WILL TAKE SUCH OTHER COMMERCIALLY REASONABLE ACTION AS IS NECESSARY TO REMOVE, ANY LIEN OR CLAIM ON OR TO THE COLLATERAL, OTHER THAN (I) THE LIENS CREATED HEREBY, (II) THE LIENS CREATED PURSUANT TO A CERTAIN SUBORDINATED SECURITY AGREEMENT OF EVEN DATE HEREWITH BY AND AMONG THE GRANTOR, CSC AND THE SEVERAL SUBORDINATING
      LENDERS SET FORTH THEREIN AND (III) ANY LIENS THAT MAY BE PERMITTED PURSUANT TO THE NOTES AND EXCEPT AS MAY BE INCLUDED IN SALE LEASE BACK AGREEMENTS RELATING TO ANY NOW OR ACQUIRED EQUIPMENT AND PROPERTY OR IS SUBORDINATE TO THIS AGREEMENT, AND WILL TAKE ALL COMMERCIALLY REASONABLE ACTIONS TO DEFEND THE RIGHT, TITLE AND INTEREST OF LENDERS IN AND TO ANY OF THE COLLATERAL AGAINST THE CLAIMS AND DEMANDS OF ALL PERSONS WHOMSOEVER.

            LIMITATIONS ON DISPOSITIONS OF COLLATERAL. GRANTOR WILL NOT SELL, TRANSFER, OR OTHERWISE DISPOSE OF ANY OF THE COLLATERAL, OR ATTEMPT, OFFER OR CONTRACT TO DO SO EXCEPT AS PERMITTED IN THE NOTES. NOTHING IN THE ABOVE SHALL BE UNDERSTOOD TO PREVENT GRANTOR OR CSC FROM LICENSING OR OTHERWISE USING THE PATENT RIGHTS OR THE INVENTIONS DISCLOSED THEREIN IN THE NORMAL CONDUCT OF THEIR RESPECTIVE BUSINESSES.

            NOTICES. GRANTOR WILL ADVISE LENDERS' REPRESENTATIVE PROMPTLY, IN REASONABLE DETAIL, AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, OF ANY LIEN (OTHER THAN LIENS CREATED OR PERMITTED HEREBY OR UNDER THE NOTES ON) OR CLAIM ASSERTED AGAINST THE PATENTS.

            PATENTS.

                  GRANTOR  KNOWINGLY WILL NOT, EXCEPT WITH RESPECT TO ANY PATENT
            THAT GRANTOR SHALL REASONABLY DETERMINE IS OF IMMATERIAL ECONOMIC VALUE TO GRANTOR OR OTHERWISE REASONABLY DETERMINES SO TO DO, DO ANY ACT, OR OMIT TO DO ANY ACT, WHEREBY ANY PATENT MAY BECOME ABANDONED OR DEDICATED TO THE PUBLIC. NOTHING IN THIS PARAGRAPH WILL REQUIRE CSC OR GRANTOR TO UNDERTAKE LITIGATION TO DEFEND ANY PART OF THE PATENT RIGHTS OR TO APPEAL A DETERMINATION BY AN EXAMINING ATTORNEY IN ANY PATENT OFFICE.

                  GRANTOR WILL PROMPTLY NOTIFY LENDER IF IT KNOWS, OR HAS REASON
            TO KNOW, THAT ANY APPLICATION RELATING TO ANY PATENT MAY BECOME ABANDONED OR DEDICATED, OR OF ANY ADVERSE DETERMINATION OR MATERIAL DEVELOPMENT (INCLUDING, WITHOUT LIMITATION, THE INSTITUTION OF, OR ANY SUCH DETERMINATION OR DEVELOPMENT IN, ANY PROCEEDING IN THE UNITED STATES PATENT AND TRADEMARK OFFICE OR ANY COURT OR TRIBUNAL IN ANY COUNTRY) REGARDING THE GRANTOR'S OWNERSHIP OF ANY PATENT OR ITS RIGHT TO REGISTER THE SAME OR TO KEEP AND MAINTAIN THE SAME.

                  WHENEVER CSC AND GRANTOR  EITHER BY  THEMSELVES OR THROUGH ANY
            AGENT, EMPLOYEE, LICENSEE OR DESIGNEE, SHALL FILE AN APPLICATION FOR ANY PATENT WITH THE UNITED STATES PATENT AND TRADEMARK OFFICE, OR ANY SIMILAR OFFICE OF AGENCY IN ANY OTHER COUNTRY OR ANY POLITICAL SUBDIVISION THEREOF FOR AN INVENTION FALLING WITHIN THE PATENT RIGHTS, THE GRANTOR SHALL REPORT SUCH FILING TO LENDERS' REPRESENTATIVE WITHIN FIVE BUSINESS DAYS AFTER THE LAST DAY OF THE FISCAL QUARTER IN WHICH SUCH FILING OCCURS. UPON REQUEST OF LENDERS' REPRESENTATIVE, THE GRANTOR SHALL EXECUTE AND DELIVER ANY AND ALL REASONABLY NECESSARY AGREEMENTS, INSTRUMENTS, DOCUMENTS, AND PAPERS AS LENDERS' REPRESENTATIVE MAY REQUEST TO EVIDENCE LENDER'S SECURITY INTEREST IN ANY NEWLY FILED PATENT

                  GRANTOR,  EXCEPT WITH RESPECT TO ANY PATENT THE GRANTOR  SHALL
            REASONABLY DETERMINE IS OF IMMATERIAL ECONOMIC VALUE TO IT OR IT OTHERWISE REASONABLY DETERMINES NOT TO SO DO, WILL TAKE ALL REASONABLE AND NECESSARY STEPS, INCLUDING, WITHOUT LIMITATION, IN ANY PROCEEDINGS BEFORE ANY TRIBUNAL, OFFICE OR AGENCY IN ANY OTHER COUNTRY OR ANY POLITICAL SUBDIVISION THEREOF, TO MAINTAIN AND PURSUE EACH APPLICATION (AND, IF POSSIBLE, TO OBTAIN THE RELEVANT REGISTRATION OR PATENT) AND TO MAINTAIN EACH PATENT, INCLUDING, WITHOUT LIMITATION, FILING OF APPLICATIONS FOR RENEWAL, AFFIDAVITS OF USE AND AFFIDAVITS OF INCONTESTABILITY WHEN APPROPRIATE. NOTHING IN THIS PARAGRAPH WILL REQUIRE CSC OR GRANTOR TO UNDERTAKE LITIGATION TO DEFEND ANY PART OF THE PATENT RIGHTS OR TO APPEAL A DETERMINATION BY AN EXAMINING ATTORNEY IN ANY PATENT OFFICE.

                  IN THE  EVENT  GRANTOR  KNOWS OR HAS  REASON  TO KNOW THAT ANY
            PATENT INCLUDED IN THE COLLATERAL IS INFRINGED, MISAPPROPRIATED OR DILUTED BY A THIRD PARTY, GRANTOR SHALL TAKE SUCH OTHER ACTIONS AS THE GRANTOR SHALL REASONABLY DEEM APPROPRIATE UNDER THE CIRCUMSTANCES TO PROTEST THE UNAUTHORIZED USE OF SUCH PATENT.

5. LENDERS' REPRESENTATIVE'S APPOINTMENT AS ATTORNEY-IN-FACT.

      (A) POWERS. GRANTOR HEREBY IRREVOCABLY CONSTITUTE AND APPOINT LENDERS' REPRESENTATIVE, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE PLACE AND STEAD OF THE GRANTOR AND IN THE NAME OF THE GRANTOR OR IN ITS OWN NAME, FROM TIME TO TIME AFTER THE OCCURRENCE, AND DURING THE CONTINUATION OF, AN EVENT OF DEFAULT (AS HEREINAFTER DEFINED), FOR THE PURPOSE OF CARRYING OUT THE TERMS OF THIS SECURITY AGREEMENT, TO TAKE ANY AND ALL APPROPRIATE ACTION AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH MAY BE REASONABLY NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS SECURITY AGREEMENT, AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE GRANTOR HEREBY GIVES LENDERS' REPRESENTATIVE, ON BEHALF OF LENDERS THE POWER AND RIGHT, ON BEHALF OF THE GRANTOR WITHOUT NOTICE TO OR ASSENT BY THE GRANTOR, TO DO THE FOLLOWING:

      IN THE CASE OF ANY COLLATERAL, IN THE NAME OF THE GRANTOR OR OTHERWISE, TO TAKE POSSESSION OF AND ENDORSE AND COLLECT ANY CHECKS, DRAFTS, NOTES, ACCEPTANCES OR OTHER INSTRUMENTS FOR THE PAYMENT OF MONEYS DUE UNDER, OR WITH RESPECT TO, ANY COLLATERAL AND TO FILE ANY CLAIM OR TO TAKE ANY OTHER ACTION OR PROCEEDING IN ANY COURT OF LAW OR EQUITY OR OTHERWISE DEEMED APPROPRIATE BY LENDER FOR THE PURPOSE OF COLLECTING ANY AND ALL SUCH MONEYS DUE WITH RESPECT TO SUCH COLLATERAL WHENEVER PAYABLE;

      TO PAY OR DISCHARGE TAXES AND LIENS LEVIED OR PLACED ON OR THREATENED AGAINST THE COLLATERAL, TO EFFECT ANY REPAIRS OR ANY INSURANCE CALLED FOR BY THE TERMS OF THIS SECURITY AGREEMENT AND TO PAY ALL OR PART OF THE PREMIUMS THEREFOR AND THE COSTS THEREOF; AND

      (A) TO DIRECT ANY PARTY LIABLE FOR ANY PAYMENT UNDER ANY OF THE COLLATERAL TO MAKE PAYMENT OF ANY AND ALL MONIES DUE OR TO BECOME DUE THEREUNDER DIRECTLY TO LENDERS' REPRESENTATIVE OR AS LENDERS' REPRESENTATIVE SHALL DIRECT, (B) TO ASK OR DEMAND FOR, COLLECT, RECEIVE PAYMENT OF AND RECEIPT FOR, ANY AND ALL MONEYS, CLAIMS AND OTHER AMOUNTS DUE OR TO BECOME DUE AT ANY TIME IN RESPECT OF OR ARISING OUT OF ANY COLLATERAL, (C) TO SIGN AND ENDORSE ANY INVOICES, FREIGHT OR EXPRESS BILLS, BILLS OF LADING, STORAGE OR WAREHOUSE RECEIPT, DRAFTS AGAINST DEBTORS, ASSIGNMENTS, VERIFICATIONS, NOTICES AND OTHER DOCUMENTS IN CONNECTION WITH ANY OF THE COLLATERAL, (D) TO COMMENCE AND PROSECUTE ANY SUITS, ACTIONS OR PROCEEDINGS AT LAW OR IN EQUITY IN ANY COURT OF COMPETENT JURISDICTION TO COLLECT THE COLLATERAL OR ANY PORTION THEREOF AND TO ENFORCE ANY OTHER RIGHT IN RESPECT OF ANY COLLATERAL, (E) TO DEFEND ANY SUIT, ACTION OR PROCEEDING BROUGHT AGAINST THE GRANTOR WITH RESPECT TO ANY COLLATERAL, (F) TO SETTLE, COMPROMISE OR ADJUST ANY SUIT, ACTION OR PROCEEDING DESCRIBED IN THE PROCEEDING CLAUSE AND, IN CONNECTION THEREWITH, TO GIVE SUCH DISCHARGES OR RELEASES AS LENDERS' REPRESENTATIVE MAY DEEM APPROPRIATE, AND (G) GENERALLY, TO SELL, TRANSFER, PLEDGE AND MAKE ANY AGREEMENT WITH RESPECT TO OR OTHERWISE DEAL WITH ANY OF THE COLLATERAL AS FULLY AND COMPLETELY AS THOUGH LENDERS' REPRESENTATIVE WERE THE ABSOLUTE OWNER THEREOF FOR ALL PURPOSES, AND TO DO, AT THE GRANTOR'S EXPENSE, AT ANY TIME, OR FROM TIME TO TIME, ALL ACTS AND THINGS WHICH LENDERS' REPRESENTATIVE DEEMS NECESSARY TO PROTECT, PRESERVE OR REALIZE UPON THE COLLATERAL AND THE LIENS OF LENDERS THEREON AND TO EFFECT THE INTENT OF THIS SECURITY AGREEMENT, ALL AS FULLY AND EFFECTIVELY AS THE GRANTOR MIGHT DO.

      This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligations shall have been paid in full or this Security Agreement shall have been terminated.

            (B)OTHER POWERS. GRANTOR ALSO AUTHORIZES LENDERS' REPRESENTATIVE, AT ANY TIME AND FROM TIME TO TIME, TO EXECUTE, IN CONNECTION WITH ANY SALE PROVIDED FOR IN SECTION 8 HEREOF, ANY ENDORSEMENTS, ASSIGNMENTS OR OTHER INSTRUMENTS OF CONVEYANCE OR TRANSFER WITH RESPECT TO THE COLLATERAL.

            (C)NO DUTY ON THE PART OF LENDER. THE POWERS CONFERRED ON LENDERS' REPRESENTATIVE HEREUNDER ARE SOLELY TO PROTECT THE INTERESTS OF THE
      LENDERS IN THE COLLATERAL AND SHALL NOT IMPOSE ANY DUTY UPON LENDERS' REPRESENTATIVE TO EXERCISE ANY SUCH POWERS. LENDERS' REPRESENTATIVE SHALL BE ACCOUNTABLE ONLY FOR AMOUNTS THAT IT ACTUALLY RECEIVES AS A RESULT OF THE EXERCISE OF SUCH POWERS, AND NEITHER IT NOR ANY OF ITS PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS SHALL BE RESPONSIBLE TO THE GRANTOR FOR ANY ACT OR FAILURE TO ACT HEREUNDER, EXCEPT FOR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR FAILURE TO COMPLY WITH MANDATORY PROVISIONS OF APPLICABLE LAW.

      6. PERFORMANCE BY LENDERS' REPRESENTATIVE OF GRANTOR'S OBLIGATIONS. IF GRANTOR FAILS TO PERFORM OR COMPLY WITH ANY OF ITS AGREEMENTS CONTAINED HEREIN AND LENDERS' REPRESENTATIVE, AS PROVIDED FOR BY THE TERMS OF THIS SECURITY AGREEMENT, SHALL ITSELF PERFORM OR COMPLY, OR OTHERWISE CAUSE PERFORMANCE OR COMPLIANCE, WITH SUCH AGREEMENT, THE EXPENSES OF LENDERS' REPRESENTATIVE
INCURRED IN CONNECTION WITH SUCH PERFORMANCE OR COMPLIANCE, TOGETHER WITH INTEREST THEREON AT THE HIGHEST DEFAULT RATE PROVIDED IN THE NOTE, SHALL BE PAYABLE BY THE GRANTOR TO LENDERS' REPRESENTATIVE ON DEMAND AND SHALL CONSTITUTE OBLIGATIONS SECURED HEREBY.

      7. PROCEEDS. IT IS AGREED THAT IF AN EVENT OF DEFAULT SHALL OCCUR WITH RESPECT TO THE LOAN, AS DEFINED IN SECTION 6 OF THE NOTES ("EVENT OF DEFAULT") AND IS CONTINUING AND IS NOT CURED DURING THE APPLICABLE GRACE PERIOD UNDER THE NOTES (A) ALL PROCEEDS RECEIVED BY GRANTOR CONSISTING OF CASH, CHECKS AND OTHER CASH EQUIVALENTS SHALL BE HELD BY THE GRANTOR IN TRUST FOR LENDERS, SEGREGATED FROM OTHER FUNDS OF THE GRANTOR, AND SHALL, FORTHWITH UPON RECEIPT BY THE GRANTOR, BE TURNED OVER TO LENDERS' REPRESENTATIVE IN THE EXACT FORM RECEIVED BY GRANTOR (DULY ENDORSED BY GRANTOR TO LENDERS' REPRESENTATIVE, IF REQUIRED), AND
(B) ANY AND ALL SUCH PROCEEDS RECEIVED BY LENDERS (WHETHER FROM GRANTOR OR OTHERWISE) SHALL PROMPTLY BE APPLIED BY LENDERS' REPRESENTATIVE AGAINST THE OBLIGATIONS (WHETHER MATURED OR UNMATURED), SUCH APPLICATION TO BE IN PRO RATA AMONG THE LENDERS. ANY BALANCE OF SUCH PROCEEDS REMAINING AFTER THE OBLIGATIONS SHALL HAVE BEEN PAID IN FULL SHALL BE PAID OVER TO GRANTOR OR TO WHOMSOEVER MAY BE LAWFULLY ENTITLED TO RECEIVE THE SAME.

      8. REMEDIES. IF AN EVENT OF DEFAULT SHALL OCCUR AND BE CONTINUING AND HAS NOT BEEN CURED DURING THE APPLICABLE GRACE PERIOD UNDER THE NOTES, LENDERS' REPRESENTATIVE, MAY EXERCISE ON BEHALF OF THE LENDERS, IN ADDITION TO ALL OTHER RIGHTS AND REMEDIES GRANTED TO IT IN THIS SECURITY AGREEMENT AND IN ANY OTHER INSTRUMENTS OR AGREEMENT SECURING, EVIDENCING OR RELATING TO THE OBLIGATIONS, ALL RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE UCC. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LENDERS' REPRESENTATIVE, ON BEHALF OF THE LENDERS, WITHOUT DEMAND OF PERFORMANCE OR OTHER DEMAND, PRESENTMENT, PROTEST, ADVERTISEMENT OR NOTICE OF ANY KIND (EXCEPT ANY NOTICE REQUIRED BY LAW REFERRED TO BELOW) TO OR UPON GRANTOR OR ANY OTHER PERSON (ALL AND EACH OF WHICH DEMANDS, DEFENSES, ADVERTISEMENTS AND NOTICES ARE HEREBY WAIVED), MAY IN SUCH CIRCUMSTANCES FORTHWITH COLLECT, RECEIVE, APPROPRIATE AND REALIZE UPON THE COLLATERAL, OR ANY PART THEREOF, AND/OR MAY FORTHWITH SELL, LEASE, ASSIGN, GIVE OPTION OR OPTIONS TO PURCHASE, OR OTHERWISE DISPOSE OF AND DELIVER THE COLLATERAL OR ANY PART THEREOF (OR, CONTRACT TO DO ANY OF THE FOREGOING), IN ONE OR MORE PARCELS AT PUBLIC OR PRIVATE SALE OR SALES, AT ANY OFFICE OF LENDER OR ELSEWHERE UPON SUCH TERMS AND CONDITIONS AS IT MAY DEEM ADVISABLE AND AT SUCH PRICES AS IT MAY DEEM BEST, FOR CASH OR ON CREDIT OR ON FUTURE DELIVERY WITHOUT ASSUMPTION OF ANY CREDIT RISK. LENDERS' REPRESENTATIVE'S, ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT UPON ANY SUCH PUBLIC SALE OR PRIVATE SALE, AND, TO THE EXTENT PERMITTED BY LAW, TO PURCHASE THE WHOLE OR ANY PART OF THE COLLATERAL SO SOLD, FREE OF ANY RIGHTS OR EQUITY OF REDEMPTION IN THE GRANTOR, WHICH RIGHT OR EQUITY IS HEREBY WAIVED OR RELEASED. GRANTOR FURTHER AGREES, AT LENDERS' REPRESENTATIVE'S REQUEST, TO ASSEMBLE THE COLLATERAL AND MAKE IT AVAILABLE TO LENDERS' REPRESENTATIVE (AS APPLICABLE) AT PLACES WHICH LENDERS' REPRESENTATIVE SHALL REASONABLY SELECT, WHETHER AT THE GRANTOR'S PREMISES OR ELSEWHERE. LENDERS' REPRESENTATIVE SHALL, ON BEHALF OF THE LENDERS, APPLY THE NET PROCEEDS OF ANY SUCH COLLECTION, RECOVERY, RECEIPT, APPROPRIATION, REALIZATION OR SALE, AFTER DEDUCTING ALL REASONABLE COSTS AND EXPENSES OF EVERY KIND INCURRED THEREIN OR INCIDENTAL TO THE CARE OR SAFEKEEPING OF ANY OF THE COLLATERAL OR IN ANY WAY RELATING TO THE COLLATERAL OR THE RIGHTS OF LENDERS HEREUNDER, INCLUDING, WITHOUT LIMITATION, REASONABLY ATTORNEYS' FEES AND DISBURSEMENTS, TO THE PAYMENT IN WHOLE OR IN PART OF THE OBLIGATIONS, PRO RATA AMONG THE LENDERS, AND ONLY AFTER SUCH APPLICATION AND AFTER THE PAYMENT BY LENDERS' REPRESENTATIVE OF ANY OTHER AMOUNT REQUIRED BY ANY PROVISIONS OF LAW, INCLUDING, WITHOUT LIMITATION,
SECTION 9-504(1)(C) OF THE UCC, NEED LENDERS' REPRESENTATIVE ACCOUNT FOR THE SURPLUS, IF ANY, TO THE GRANTOR TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR WAIVES ALL CLAIMS, DAMAGES AND DEMANDS IT MAY REQUIRE AGAINST LENDERS' REPRESENTATIVE ON BEHALF OF THE LENDERS, OR ANY LENDER, ARISING OUT OF THE EXERCISE BY IT/THEM OF ANY RIGHTS HEREUNDER. IF ANY NOTICE OF A PROPOSED SALE OR OTHER DISPOSITION OF COLLATERAL SHALL BE REQUIRED BY LAW, SUCH NOTICE SHALL BE DEEMED REASONABLE AND PROPER IF GIVEN AT LEAST 10 DAYS BEFORE SUCH SALE OR OTHER DISPOSITION. GRANTOR SHALL REMAIN LIABLE FOR ANY DEFICIENCY IF THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF THE COLLATERAL ARE INSUFFICIENT TO PAY THE OBLIGATIONS AND THE FEES AND DISBURSEMENTS OF ANY ATTORNEYS EMPLOYED BY LENDERS' REPRESENTATIVE TO COLLECT SUCH DEFICIENCY.

      9. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. LENDERS' REPRESENTATIVES SOLE DUTY WITH RESPECT TO THE CUSTODY, SAFEKEEPING AND PHYSICAL PRESERVATION OF THE COLLATERAL IN ITS POSSESSION, UNDER SECTION 9-207 OF THE UCC OR OTHERWISE, SHALL BE TO DEAL WITH IT IN THE SAME MANNER AS LENDERS' REPRESENTATIVE WOULD DEAL WITH SIMILAR PROPERTY FOR ITS OWN ACCOUNT. NEITHER LENDERS' REPRESENTATIVE NOR ANY OF ITS PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS SHALL BE LIABLE FOR FAILURE TO DEMAND, COLLECT OR REALIZE UPON ALL OR ANY PART OF THE COLLATERAL OR FOR ANY DELAY IN DOING SO OR SHALL BE UNDER ANY OBLIGATION TO SELL OR OTHERWISE DISPOSE OF ANY COLLATERAL UPON THE REQUEST OF THE GRANTOR OR OTHERWISE.

      10.  POWERS  COUPLED WITH AN  INTEREST.  ALL  AUTHORIZATIONS  AND AGENCIES
HEREIN CONTAINED WITH RESPECT TO THE COLLATERAL ARE IRREVOCABLE AND POWERS COUPLED WITH AN INTEREST.

      11. SEVERABILITY. ANY PROVISION OF THIS SECURITY AGREEMENT WHICH IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF, AND ANY SUCH PROHIBITION OR
UNENFORCEABILITY IN ANY JURISDICTION SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION.

      12.  PARAGRAPH  HEADINGS.  THE  PARAGRAPH  HEADINGS  USED IN THIS SECURITY
AGREEMENT ARE FOR CONVENIENCE OF REFERENCE ONLY AND ARE NOT TO AFFECT THE CONSTRUCTION HEREOF OR TO BE TAKEN INTO CONSIDERATION IN THE INTERPRETATION HEREOF.

      13. NO WAIVER; CUMULATIVE REMEDIES. LENDER SHALL NOT BY ANY ACT (EXCEPT BY A WRITTEN INSTRUMENT PURSUANT TO SECTION 14 HEREOF), DELAY, INDULGENCE, OMISSION OR OTHERWISE BE DEEMED TO HAVE WAIVED ANY RIGHT OR REMEDY HEREUNDER OR TO HAVE ACQUIESCED IN ANY DEFAULT OR EVENT OF DEFAULT OR IN ANY BREACH OF ANY OF THE TERMS AND CONDITIONS HEREOF. NO FAILURE TO EXERCISE, NOR ANY DELAY IN EXERCISING, ON THE PART OF LENDER OR LENDERS' REPRESENTATIVE, ANY RIGHT, POWER OR PRIVILEGE HEREUNDER SHALL PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE. A WAIVER BY LENDER OR LENDERS' REPRESENTATIVE OF ANY RIGHT OR REMEDY HEREUNDER ON ANY OCCASION SHALL NOT BE CONSTRUED AS A BAR TO ANY RIGHT OR REMEDY WHICH LENDER WOULD OTHERWISE HAVE ON ANY FUTURE OCCASION. THE RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE, MAY BE EXERCISED SINGLY OR CONCURRENTLY AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES PROVIDED BY LAW.

      14. WAIVERS AND AMENDMENT; SUCCESSORS AND ASSIGNS. NONE OF THE TERMS OR PROVISIONS OF THIS SECURITY AGREEMENT MAY BE WAIVED, AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY THE GRANTOR AND LENDERS OR LENDERS' REPRESENTATIVE ON BEHALF OF THE LENDERS, PROVIDED THAT ANY PROVISION OF THIS SECURITY AGREEMENT MAY BE WAIVED BY LENDER OR LENDERS' REPRESENTATIVE ON BEHALF OF THE LENDERS IN A WRITTEN LETTER OR AGREEMENT EXECUTED BY LENDER OR BY TELEX OR FACSIMILE TRANSMISSION FROM LENDERS' REPRESENTATIVE. THIS SECURITY AGREEMENT SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF THE GRANTOR AND SHALL INURE TO THE BENEFIT OF EACH OF THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

      15. NOTICES. ALL NOTICES, REQUESTS AND DEMANDS TO OR UPON THE GRANTOR OR LENDER OR LENDERS' REPRESENTATIVE TO BE EFFECTIVE SHALL BE IN WRITING OR BY TELECOPY OR TELEX AND UNLESS OTHERWISE EXPRESSLY PROVIDED HEREIN, SHALL BE DEEMED TO HAVE BEEN DULY GIVEN OR MADE WHEN DELIVERED BY HAND, OR, IN THE CASE OF MAIL, FIVE DAYS AFTER DEPOSIT IN THE POSTAL SYSTEM, FIRST CLASS POSTAGE PREPAID, OR, IN THE CASE OF TELECOPY NOTICE, CONFIRMATION OF RECEIPT RECEIVED, OR, IN THE CASE OF TELEX NOTICE, WHEN SENT, ANSWER BACK RECEIVED, ADDRESSED TO A PARTY AT THE ADDRESS PROVIDED FOR SUCH PARTY IN THE SUBSCRIPTION AGREEMENT EXECUTED AND DELIVERED IN CONNECTION WITH THE PRIVATE PLACEMENT.

      16. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE WHOLLY PERFORMED IN SUCH STATE.

      17. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY DIFFERENT PARTIES TO THIS AGREEMENT IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME AGREEMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                      GRANTOR:

                                      CALL COMPLIANCE.COM, INC.


                                      By:
                                         -------------------------------------
                                         Dean Garfinkel, Chairman


                                      COMPLIANCE SYSTEMS CORPORATION


                                      By:
                                         -------------------------------------
                                         Dean Garfinkel, Chairman


                                      LENDERS:


                                      ----------------------------------------
                                      Robert P. Reiner, Lenders' Representative

                                   SCHEDULE A

                                     LENDERS


NAME                                    ADDRESS
----                                    -------

                                   SCHEDULE B

                                     PATENTS

                     Call Compliance Patents & Applications

U.S. Patent Number:         6,330,317
Issued:                     December 11, 2001
Title:                      Call Blocking System
Expiration:                 November 9, 2019
Application Number:         09/435,955

Summary of Patent:

The system reviews outgoing calls by a telemarketer, compares it to the general do-not-call lists and the specific customer company do-not-call list and override permitted call list to make a determination if the call should be completed. The review of the originating/destination pair is performed by a general purpose computer in a central location that is connected to all the major telephone carriers' switch cluster locations and operated by a service provider.

U.S. Provisional Application Number:    60/399,237
Filed:                                  July 29, 2002
Title:                                  Caller Information Insert Process

Summary of Application:
Originating calls contain a set of data in a digital format. This data commonly includes Caller information which is used by the Caller ID system. Should there be no such data carried with a call or data which the originator wishes to change, the system will insert the desired caller information before completing the call.

                                                                       EXHIBIT B


THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND PAYEE HEREUNDER MAY BE SUBJECT TO THE SUBORDINATION PROVISIONS SET FORTH IN SECTION 2 HEREOF, SUJECT TO THE DETERMINATION OF THE UNANIMOUS CONSENT OF THE COMPANY'S BOARD OF DIRECTORS. IN THE EVENT OF A CONFLICT BETWEEN ANY TERMS OF THIS NOTE AND THE TERMS OF SUCH SECTION 2, THE TERMS OF SECTION 2 SHALL GOVERN.]

        ----------------------------------------------------------------

                         COMPLIANCE SYSTEMS CORPORATION

NO. _________               $______________


                             SECURED PROMISSORY NOTE


      Compliance Systems Corporation, a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of ___________________ (the "Payee") on September 30, 2008 (the "Maturity Date") at the offices of the Company, the principal sum of ______________________________________ Dollars
($______________) or such lesser principal amount as shall at such time be outstanding hereunder (the "Principal Amount"). Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and shall be made in lawful currency of the United States of America and in immediately available funds. Interest on this Note shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with
Section 3 hereof.

Interest at the Base Interest Rate (as hereinafter defined) shall be payable on a quarterly basis, commencing on October 1, 2003 for the period from the date of issuance of this Note through the quarter ending September 30, 2003, and each January 1, April 1, July 1 and October 1 (hereinafter, collectively referred to as the "Payment Dates") thereafter (for the immediately preceding calendar quarter) through the period ending on the Maturity Date, subject to any earlier prepayment. Commencing on October 1, 2005, the Notes are self amortizing with interest and principal paid quarterly on each Payment Date through the period ending on the Maturity Date, subject to any prepayment or Penalty Interest (as hereinafter defined), to the extent applicable. All computations of interest hereunder shall be made based on the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day during which any such Principal Amount is outstanding).

All payments by the Company hereunder shall be applied first to pay any interest which is due, but unpaid, then to reduce the Principal Amount.

      The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees to pay to the holder hereof, on demand, all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement and collection or this Note.

      This Note and other identical notes in the aggregate principal amount of up to $1,500,000 (the "Notes") is issued to the Payee in connection with a private placement of Notes (the "Private Placement") by the Company, the terms of which are more fully set forth in a Confidential Term Sheet dated May __, 2003 (the "Memorandum"), and pursuant to a Subscription Agreement, between the Company and the Payee (the "Subscription Agreement"). Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to certain terms, conditions, covenants and agreements contained in the Subscription Agreement. Any transferee of this Note, by its acceptance hereof, assumes the obligations of the Payee in the Subscription Agreement with respect to the conditions and procedures for transfer of this Note. Reference to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal hereof and interest hereon as provided herein.

      1. Prepayment

            A. The Principal Amount of this Note may be prepaid, in whole, but not in part, without penalty.

      2. Subordination. The Payee and each successive holder of this Note, by its acceptance of this Note, covenants and agrees (expressly for the benefit of the present and future holders of the Senior Debt (as hereinafter defined)), that if so determined by the unanimous consent of the Company's Board of Directors, the payment of principal of, and interest on, this Note shall be hereby expressly subordinated in right of payment to the prior payment in full of the principal of, premium (if any) and interest on, any Senior Debt of the Company, as determined by the unanimous consent of the Company's Board of Directors, in each particular instance (other than the Notes), whether outstanding on the date hereof or hereafter incurred or created. "Senior Debt" means, collectively, (i) all Indebtedness for Borrowed Money (and all renewals, extensions, refundings, amendments and modifications of any such Indebtedness for Borrowed Money); and (ii) all payment obligations of the Company pursuant to any capitalized lease entered into by the Company after the date of this Note with an entity that is not an affiliate of the Company, unless by the terms of the instrument creating or evidencing any such indebtedness it is expressly provided that such indebtedness is not superior in right of payment to the Notes.

      "Indebtedness for Borrowed Money" means (i) all payment obligations of the Company to a bank, insurance company, finance company or other institutional lender or other entity regularly engaged in the business of extending credit in the form of borrowed money, provided such entity is not an affiliate of the Company (each of the foregoing, an "Institutional Lender") in respect of extensions of credit to the Company (or to a subsidiary of the Company to the extent such obligations are guaranteed by the Company pursuant to a written guarantee executed by the appropriate officers of the Company) and (ii) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances, in each case issued for the account of the Company (other than such as may be for the benefit of an affiliate of the Company).

      The provisions of this Section 2 are not for the benefit of the Company, but are solely for the purpose of defining the relative rights of the holders of the Senior Debt, if any, on the one hand, and the holders of the Notes, on the other hand. Nothing contained herein (i) shall impair, as between the Company and the holder of this Note, the obligations of the Company, which are absolute and unconditional, to pay to the holder hereof all amounts payable in respect of this Note as and when the same shall become due and payable in accordance with the terms hereof or (ii) is intended to or shall affect the relative rights of the holder of this Note and the creditors of the Company, or (iii) shall prevent the holder of this Note from exercising all rights, powers and remedies otherwise permitted by applicable law or upon a default or Event of Default under this Note as set forth in these subordination provisions.

      3. Computation of Interest.

            A. Base Interest Rate. Subject to subsections 3B and 3C below, the outstanding Principal Amount shall bear interest at the rate of 9 percent (9%) per annum ("Base Interest Rate").

            B. Penalty Interest. A late charge on any payments due more than thirty (30) days after the Payment Date, commencing thirty days after the Payment Date thereof, shall be paid at the rate of one-half of one percent (.5%) per month, or portion thereof, that said payment remains unpaid..

            C. Maximum Rate. In the event that it is determined that, under the laws relating to usury applicable to the Company or the indebtedness evidenced by this Note ("Applicable Usury Laws"), the interest charges and fees payable by the Company in connection herewith or in connection with any other document or instrument executed and delivered in connection herewith cause the effective interest rate applicable to the indebtedness evidenced by this Note to exceed the maximum rate allowed by law (the "Maximum Rate"), then such interest shall be recalculated for the period in question and any excess over the Maximum Rate paid with respect to such period shall be credited, without further agreement or notice, to the Principal Amount outstanding hereunder to reduce said balance by such amount with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Payee had agreed to accept such extra payment(s) as a premium-free prepayment. All such deemed prepayments shall be applied to the principal balance payable at maturity. In no event shall any agreed-to or actual exaction as consideration for this Note exceed the limits imposed or provided by Applicable Usury Laws in the jurisdiction in which the Company is resident applicable to the use or detention of money or to forbearance in seeking its collection in the jurisdiction in which the Company is resident.

            C. Security Interest in Patent ("Patent Lien"). This note is secured by the security interest granted pursuant to that certain Patent Security Agreement dated as of _______, 2003 made by the Company in favor of the purchasers of the Notes in connection with the Private Placement, as same may be modified, amended or supplemented from time to time ("Security Agreement").

      5. Covenants of Company -

            A. Affirmative Covenants. The Company covenants and agrees that, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 5A:

                  (i) Taxes and Levies. The Company will promptly pay and discharge all taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become delinquent, which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax, assessment, charge, levy or claim so contested;

                  (ii) Maintenance of Existence. The Company will do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

                  (iii) Maintenance of Property. The Company will at all times maintain, preserve, protect and keep such property material to the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business;

                  (iv) Insurance. The Company will, to the extent necessary for the operation of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

                  (v) Books and Records. The Company will at all times keep true and correct books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP. Such books and records shall be open at reasonable times and upon reasonable notice to the inspection of the Payee or its agents; and

            B. Negative Covenants. The Company covenants and agrees that, so long as this Note shall be outstanding, it will perform the obligations set forth in this Section 5B:

                  (i) Liquidation, Dissolution. The Company will not liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with the Company (so long as the Company is the surviving entity and no Event of Default shall occur as a result thereof);

                  (ii) Sales of Assets. The Company will not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of its properties or assets to any person or entity, provided that this clause (ii) shall not restrict any disposition made in the ordinary course of business and consisting of

                        (a) capital goods that are obsolete or have no remaining
                  useful life; or

                        (b) finished goods inventories;

                  (iii) Proration of Payments. The Company shall not make or permit any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of principal or interest payable hereunder in excess of the Payee's pro rata share of payments then being made in respect of all Notes; and

6. Events of Default -

            A. The term "Event of Default" shall mean any of the events set forth in this Section 5A:

                  (i) Non-Payment of Obligations. The Company shall default on any payment required under this Note when and as the same shall become due and payable, whether by acceleration or otherwise or, which default shall continue uncured for ninety (90) business days;

                  (ii) Non-Performance of Affirmative Covenants. The Company shall default in the due observance or performance of any covenant set forth in
Section 5A, which default shall continue uncured for 30 business days;

                  (iii) Non-Performance of Negative Covenants. The Company shall default in the due observance or performance of any covenant set forth in
Section 5B;

                  (iv) Filing under Chapter 7 of Bankruptcy Code. The Company shall make a voluntary filing for liquidation under Chapter 7 of the United States Bankruptcy Code.

                  (v) Cross-Acceleration. Any indebtedness for borrowed money of the Company or any subsidiary in an aggregate principal amount of $500,000 or greater (1) shall be duly declared to be or shall become due and payable prior to the stated maturity thereof, or (2) shall not be paid as and when the same becomes due and payable, subject and giving effect to any applicable grace period or extension thereof.

            B. Action if Bankruptcy. If any Event of Default described in clause
(iv) of Section 6A shall occur, the outstanding Principal Amount of this Note and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

            C. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clause (iv) of Section 6A) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Required Holders (as hereinafter defined) may, upon notice to the Company, declare all or any portion of the outstanding Principal Amount of this Note, together with interest accrued thereon to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid Principal Amount (or any portion thereof so demanded), such accrued interest and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

            D. Remedies. Subject to the provisions of Section 6C and 7A hereof, in case any Event of Default shall occur and be continuing, the holder of this Note may proceed to protect and enforce its rights by a proceeding seeking the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such holder shall determine.

      7. Amendments and Waivers.

            A. The provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company and the holders of not less than 50% in principal amount of the Notes (the "Required Holders"); provided, however, that no such amendment, modification or waiver:

                        (I) WHICH WOULD MODIFY THIS SECTION 7A, CHANGE THE DEFINITION OF "REQUIRED HOLDERS", EXTEND THE MATURITY DATE FOR MORE THAN 90 DAYS, OR SUBJECT THE PAYEE UNDER EACH NOTE TO ANY ADDITIONAL OBLIGATIONS SHALL BE MADE WITHOUT THE CONSENT OF THE PAYEE OF EACH NOTE, OR

                        (III) WHICH WOULD REDUCE THE AMOUNT OF ANY PAYMENT OF PRINCIPAL OF OR INTEREST ON ANY PRINCIPAL AMOUNT PAYABLE HEREUNDER (OR REDUCE THE PRINCIPAL AMOUNT OF OR RATE OF INTEREST PAYABLE HEREUNDER) SHALL BE MADE WITHOUT THE CONSENT OF THE HOLDER OF EACH NOTE SO AFFECTED.

            B. No failure or delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

            C. To the extent that the Company makes a payment or payments to the Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            D. After any waiver, amendment or supplement under this section becomes effective, the Company shall mail to the holders of the Notes a copy thereof.

      8. Miscellaneous

            A. Registered Holder. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. In case of transfer of this Note by operation of law, the transferee agrees to notify the Company of such transfer and of its address, and to submit appropriate evidence regarding such transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed, subject to the limitations appearing in the legend on the first page of this Note. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

            B. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York. Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Note and the Company hereby waives any right to stay or dismiss on the basis of forum non conveniens any action or proceeding brought before the courts of the State of New York sitting in New York County or of United States of America for the Southern District of New York and hereby submits to the jurisdiction of such courts.

            C. Notices. All notices required or permitted under this Note shall be given in accordance with the Subscription Agreement.

            D. Waiver of Jury Trial. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY.

THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

                                                                       EXHIBIT C
                                                                       ---------

      IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer.

                                        COMPLIANCE SYSTEMS CORPORATION


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

THIS WARRANT AND ANY SHARES OF CLASS B COMMON STOCK  ISSUABLE  UPON ITS EXERCISE
                              HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

IN ADDITION,  NEITHER THIS  WARRANOT NOR THE WARRANT  SHARES MAY BE  TRANSFERRED
                              WITHOUT THE COMPANY'S PRIOR WRITTEN CONSENT.


WARRANT TO PURCHASE CLASS B COMMON STOCK

                                       OF

                         COMPLIANCE SYSTEMS CORPORATION


W-___

      This is to Certify That, FOR VALUE RECEIVED, _____________________, or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Compliance Systems Corporation, a Delaware corporation ("Company"), ____________ (_____) fully paid, validly issued and nonassessable shares of Class B Common Stock, par value $.001 per share, of the Company ("Class B Common Stock") at a price equal to $1.50 per share at any time or from time to time during the period commencing on the date hereof until September 30, 2008, subject to adjustment as set forth herein. The number of shares of Class B Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Class B Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Class B Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Class B Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant was originally issued in connection with a private offering ("Offering") by the Company of Units consisting of Promissory Notes and Warrants as set forth in a Confidential Term Sheet dated ______________, 2003.

      (a) EXERCISE OF WARRANT; CANCELLATION OF WARRANT.

      This Warrant may be exercised in whole or in part at any time or from time to time commencing on the date hereof until September 30, 2008, 2008 (the "Exercise Period"), provided, however, that if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto and any other documentation as may be reasonably requested by the Company, all duly executed and accompanied by payment of the applicable Exercise Price by certified or bank cashier's check payable to the order of the Company for the number of Warrant Shares specified. Any exercise of this Warrant shall be subject to compliance with applicable securities laws. The Company shall have no obligation to cause Warrants to be exercised if, in the opinion of counsel to the Company, such exercise does not comply with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act"). As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, accompanied with proper form for exercise and/or other documentation, the Holder shall be deemed to be the holder of record of the shares of Class B Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Class B Common Stock shall not then be physically delivered to the Holder.


      (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of Class B Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

      (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

            (1) If traded on a securities exchange, the current market value shall be deemed to be the average of the closing prices over a 15 trading day period ending on the 3rd trading day before the date of exercise of this Warrant (or such shorter period as the Class B Common Stock may have been trading on such securities exchange); or

            (2) If traded over-the-counter, the current market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the 15 trading day period ending on the 3rd trading day prior to the date of the exercise of this Warrant (or such shorter period as the Class B Common Stock may have quoted on such system); or

            (3) If the Class B Common Stock is not so traded and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Class B Common Stock purchasable hereunder. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto and any other documentation as may be reasonably requested by the Company, all duly executed and accompanied by funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. The Company shall have no obligation to cause Warrants to be transferred to any assignee if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

      (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

      (f) ANTI-DILUTION PROVISIONS. Subject to the provisions contained herein, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Class B Common Stock in shares of Class B Common Stock, (ii) subdivide or reclassify its outstanding shares of Class B Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Class B Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Class B Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Class B Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (2) Whenever the Exercise  Price payable upon exercise of each
            Warrant is adjusted pursuant to Subsections (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (3) No  adjustment  in the  Exercise  Price  shall be required unless such adjustment would require an increase or decrease of at least one (1%) percent in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection (3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Class B Common Stock, or any subdivision, reclassification or combination of Class B Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Class B Common Stock or securities convertible into Class B Common Stock (including Warrants).

                  (4) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 business days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holder at its last addresses appearing in the Warrant Register, and shall cause a copy thereof to be mailed to its transfer agent, if any.

                  (5) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

            (g) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Class B Common Stock or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed to the Holder, at least 10 days prior the date specified in (x) or
(y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, which shall be at least 10 days after notice, as of which the holders of Class B Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      (h) REGISTERED SECURITIES. The Holder acknowledges that it has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 promulgated under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

      (i) SUBCHAPTER "S" ELECTION. The Holder acknowledges that it has been advised by the Company that the Company has elected to be treated as an "S" corporation under the Internal Revenue Code of 1986, as amended, and plans to file an election in those jurisdictions in which it does business, as permitted, and that it is aware that in order to preserve such "S" election, certain types of entities and persons are precluded from being stockholders of a "S" corporation. Accordingly, the Holder agrees not to transfer the Warrant or Warrant Shares without the Company's prior written consent, and agrees to the placement of a legend on the Warrant and Warrant Shares with respect to such restriction.

      (j) LEGEND. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED WITHOUT THE COMPANY'S PRIOR WRITTEN CONSENT AND UNLESS (1) A REGISTRATION STATMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

      (k) MISCELLANEOUS.

            (1) The validity, interpretation, enforceability and performance of this Agreement shall be governed by and construed in accordance with the internal law of the State of New York. Each party hereto for itself and its successors and assigns hereby consents to personal jurisdiction over it in the courts of the State of New York located in New York County and of any federal court located in such County and State in connection with any action or proceeding arising out or related to this shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflict of laws.

            (2) All notices, demands and other communications required or permitted hereunder shall be made in writing by overnight courier guaranteeing next business day delivery, duly given if delivered by hand against receipt or mailed, postage prepaid, certified or registered mail, return receipt requested, or if by overnight courier upon receipt or proof of delivery. Notice of change of address shall be effective only when given in accordance with this Subsection.

            (3) This Warrant may be amended and/or supplemented by the Company at any time without the approval of the Holder (i) if such amendment and/or supplement shall not adversely affect the interests of the Holder or (ii) in order to cure any ambiguity or to correct and/or supplement any provision contained herein which may be defective or inconsistent with any other provision herein.

            (4) This Warrant and all securities issuable to the Holder of this Warrant shall, upon issuance thereof, be subject to the terms of a Subscription Agreement dated as of _______________, 2003, between the Company and Holder. Copies of the Subscription Agreement are on file at the executive offices of the Company and may be obtained by any holder of this Warrant upon request.

                                                                       EXHIBIT C
                                                                       ---------

                         COMPLIANCE SYSTEMS CORPORATION

                                        By:
                                            -------------------------------
                                            Dean Garfinkel
                                            Chairman and President

Dated: _______________, 2003

                                  PURCHASE FORM
                                  -------------


                                                          Dated: _______________



      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____________ shares of Class B Common Stock and hereby makes payment of $ __ in payment of the actual exercise price thereof by delivery of certified or bank cashier's check and requests that certificates for such securities. be issued in the name of, and delivered to: _______________


________________________________________________________________________________
[Print name, Address and Social Security or Tax Identification Number]

      The undersigned represents that the Class B Common Stock is being purchased for his own account, for investment and not for distribution or resale to others. The undersigned further represents that he understands that the Class B Common Stock (i) has not been registered under the Securities Act of 1933, as amended ("Act") and that he will not sell, transfer, assign, pledge, hypothecate or otherwise transfer the shares of Class B Common Stock unless they are registered under the Act or unless an exemption from such registration is available and (ii) cannot be sold, transferred, assigned, pledged, hypothecated or otherwise transferred without the Company's written consent. The undersigned understands that any stock certificates for the Class B Common Stock issued upon exercise of this Warrant shall contain a legend to such effect.

      If such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, a new Warrant for the balance of the Warrant Shares shall be registered in the name of, and delivered to, the undersigned at the address stated below:

________________________________________________________________________________
________________________________________________________________________________
[Print name, Address and Social Security or Tax Identification Number]


Dated:_______________________                      Name:________________________
                                                        [Print]

Address:________________________________________________________________________


                                                  ______________________________
                                                  Signature

                                 ASSIGNMENT FORM
                                 ---------------


      FOR VALUE RECEIVED, ____________ hereby sells, assigns and transfers unto:


Name:___________________________________________________________________________
      (Please typewrite or print in block letters)


Address:________________________________________________________________________


the right to purchase Class B Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of the Company with full power of substitution in the premises. Such Assignment and the Rights of Assignee shall be subject to all terms and conditions of the Warrant.

Dated:________________


Signature:____________________

[The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant, in every particular way.]

                         COMPLIANCE SYSTEMS CORPORATION
                         ------------------------------


      SUBSCRIPTION AGREEMENT made as of the acceptance date indicated on the signature page hereof between COMPLIANCE SYSTEMS CORPORATION, a Delaware corporation, with its principal offices at 90 Pratt Oval, Glen Cove, New York 11542 (the "Company") and the undersigned (the "Subscriber"). Hereinafter, any and all references to the Company shall include each of its subsidiaries, Call Compliance.com, Inc., Call Compliance, Inc. AMS Network, Inc. and Jasmin Communications, Inc.

      WHEREAS, the Company desires to issue and sell on a "best efforts" basis up to 50 units ("Units"), each Unit consisting of (i) a 9% secured Promissory
Note in the principal amount of $30,000 ("Notes") and (ii) warrants ("Warrants") to purchase an aggregate of 20,000 shares of non-voting Class B Common Stock, par value $.001 per share ("Class B Common Stock), as more fully described in the Company's Confidential Term Sheet dated June 11, 2003 (the "Term Sheet"), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire the number of shares of Units, set forth on the signature page hereof; and

      WHEREAS, the Company is offering ("Offering") the Units pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), to "accredited investors" only, as such term is defined in Rule 501(a) of said Regulation D;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

      I.    SUBSCRIPTION  FOR  UNITS AND  REPRESENTATIONS  BY AND  COVENANTS  OF
            SUBSCRIBER

            1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $30,000 per Unit, and the Company agrees to sell such number of Units to the Subscriber for said purchase price, subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable. The purchase price is payable contemporaneously with the execution and delivery of this Subscription Agreement by check made payable to "COMPLIANCE SYSTEMS CORPORATION" or by wire transfer of immediately available funds, in accordance with the wire transfer instructions set forth on the signature page hereof.

            1.2 Because this Offering is on a purely "best efforts" basis with no minimum offering amount required to close, the Units will be issued as and when subscriptions therefor are received and accepted by the Company. Should only a small portion of the Units be subscribed for in the Offering, the Company may be unable to adequately fund its operations.

            1.3 The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that (i) to date the Company has not generated sufficient revenues, from the Tele Block(R) Calling Block System ("Tele Block System"), to satisfy ongoing operating expenses and debt service obligations, and accordingly is currently operating at a loss; (ii) although the Tele Block System was deployed through VeriSign in November 2002, the Company is still working closely with VeriSign in its efforts to enter into contracts with carriers to provide their customers with the Tele Block System on a commercial basis, and only a limited number of contracts have been signed to date; (iii) there can be no assurance that the Tele Block System will be successful in any deployment or will gain market acceptance, and, therefore the Company's future operations are speculative and the Company may never generate substantial revenues or ever achieve profitability; (iv) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (v) he may not be able to liquidate his investment; and (vi) transferability of the Notes and Warrants comprising the Units and Class B Common Stock underlying the Warrants (collectively "Securities") is extremely limited.

            1.4 The Subscriber understands that the Class B Common Stock underlying the Warrants ("Warrant Shares") offered hereby has no voting rights and, accordingly, a subscriber will not be afforded any right to vote on any matter as it relates to the Company, its management or future operations. Subscriber further understands that an aggregate of approximately 97% of the Company's Class A Common Stock, which is the only Common Stock of the Company with voting rights, is owned by Dean Garfinkel and Alison Garfinkel, the founders of the Company, directors and Chairman and Secretary; and President respectively, and Barry Brookstein, the Chief Financial Officer, Treasurer and a director of the Company (collectively the "Principal Stockholders"), giving such individuals the right to direct the future of the Company by giving them the power to control the outcome of all matters submitted to the vote of the Company's stockholders, including the right to elect the Board of Directors, increase the authorized capital and dissolve, merge or sell the assets of the Company.

            1.5 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Act, as indicated by his responses to the investor questionnaire delivered herewith by the Subscriber ("Investor Questionnaire"), and that he is able to bear the economic risk of an investment in the Units.

            1.6 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

            1.7 The Subscriber hereby represents that he has received and reviewed the Term Sheet and that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he has requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; and that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the business and other aspects of the Company.

            1.8 The Subscriber acknowledges that the Company has filed an election as an "S" corporation under the Internal Revenue Code of 1986, as amended ("Code"), and plans to file in other jurisdictions where it does business, as permitted ("Jurisdiction"). Subscriber agrees to execute upon request by the Company, any and all documentation as may be required for the Company to make a sub "S" election under any such Jurisdiction. The Subscriber agrees not to transfer the Warrants and/or Warrant Shares without the Company's prior written consent.

            1.9 The Subscriber acknowledges that by virtue of the Company's "S" election and otherwise, the Offering as well as his status as a stockholder of an "S" corporation may involve tax consequences and that the Company has not provided him with any tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

            1.10 The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell, assign, hypothecate or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

            1.11 The Subscriber understands that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

            1.12 The Subscriber  understands  that there is no public market for any of the securities of the Company and the Company has no current intention to take action which would create a public market for the Securities or the Company's Class A Common. The Subscriber understands that even if a public market develops for any of the Company's securities, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Act. The Subscriber consents that in addition to the prior written consent of the Company, as set forth in Section 1.8 and other conditions and limitations regarding transferability as contained herein and in the Term Sheet, the Company will permit the transfer of the Securities out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire, or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

            1.13 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof set forth in Sections 1.8, 1.10 and 1.12 above.

            1.14 The Subscriber understands that the success of the Company will be dependent, to a significant extent, upon its ability to attract and retain additional qualified personnel and upon the continued services of Alison and Dean Garfinkel. As of December 1, 2002, the Company entered into five-year Employment Agreements with Dean and Alison Garfinkel and Barry Brookstein, the Company's Chairman and Secretary; President; and Chief Financial Officer and Treasurer, respectively; however, should any of such individuals become incapacitated or leave the Company's employ, the Company might not be able to find suitable replacements.

            1.15 The Subscriber understands that its success will depend on, among other things, its ability to enforce patent protection for its technologies, both in the United States and other countries. There can be no assurance that the Company's patents will protect the Company against competitors. Any failure by the Company to enforce patent protection could have an adverse effect on the Company's business, operating results and financial condition. With regard to provisional and final patent applications, there is no assurance that they will issue as patents. In addition, no assurance can be given that any patent issued to the Company will not be challenged, invalidated or circumvented or that the rights granted thereunder will provide adequate protection to the Company's products.

            1.16 The Subscriber understands that the Company will review and rely on this Subscription Agreement and the Investor Questionnaire delivered herewith. The Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

            1.17 The Subscriber hereby represents that the address of the Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

            1.18 The Subscriber acknowledges that if he is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD receipt of which must be acknowledged by such firm on the signature page hereof.

            1.19 The Subscriber hereby represents that, except as set forth in this Subscription Agreement and in the Term Sheet, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and, in entering into this transaction, the Subscriber is not relying on any information, other than as set forth above or that resulting from any independent investigation by the Subscriber.

            1.20 The Subscriber acknowledges that at such time, if ever, as any of the Securities are registered, sales of such securities will be subject to state securities laws, including those of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

            1.21 If the undersigned Subscriber is a partnership, "S" corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Securities; (iii) this Subscription Agreement has been duly and validly authorized, executed and delivered constitutes the legal, binding and enforceable obligation of the undersigned; (iv) the execution and delivery of this Subscription Agreement by the Subscriber does not violate any charter, bylaws, partnership agreement, operating agreement, trust instrument or other organizational document applicable to such Subscriber; and
(v) the execution and delivery of this Subscription Agreement by the Subscriber does not violate any material term of any law, rule, regulation, court order, judgment or contractual or other obligation applicable to such Subscriber.

            1.22 By signing this Subscription Agreement, Subscriber hereby grants to Robert P. Reiner an irrevocable proxy to act on his behalf as "Lenders' Representative" under that certain Patent and Security Agreement between the Company, Call Compliance.com, Inc. and the several Lenders named therein. In the event that Dr. Reiner is unable to serve in such capacity or otherwise declines, Subscriber hereby approves the automatic appointment of Robert H. Greenspan as First Successor Lenders' Representative to serve pursuant to the terms of the Patent Security Agreement and in the event Dr. Greenspan is unable to serve in such capacity or otherwise declines, Subscriber hereby approves the automatic appointment of Lewis R. Brestin as Second Successor Lenders' Representative. To the extent that Mr. Brestin is unable to serve in such capacity or otherwise declines, then his successor shall be appointed by the holders of a majority of the aggregate principal amount of the Notes then outstanding.

      II.   REPRESENTATIONS BY THE COMPANY

            21 The Company represents and warrants to the Subscriber that prior to the acceptance by the Company of this Subscription Agreement:

            (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

                              (b) THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS SUBSCRIPTION AGREEMENT BY THE COMPANY WILL HAVE BEEN DULY APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY AND ALL OTHER ACTIONS REQUIRED TO BE TAKEN BY THE COMPANY TO AUTHORIZE AND EFFECT THE OFFER AND SALE OF THE UNITS HAVE BEEN DULY TAKEN AND APPROVED.

            (c) The issuance of the Securities have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors rights generally and (ii) general principles of equity.

                              (d) THE COMPANY IS NOT IN VIOLATION OF OR DEFAULT UNDER, NOR WILL THE EXECUTION AND DELIVERY OF THIS SUBSCRIPTION AGREEMENT, THE ISSUANCE OF THE UNITS AND THE INCURRENCE OF THE OBLIGATIONS HEREIN SET FORTH AND THE CONSUMMATION OF THE TRANSACTIONS HEREIN CONTEMPLATED, RESULT IN A VIOLATION OF, OR CONSTITUTE A DEFAULT UNDER, THE CERTIFICATE OF INCORPORATION OR BYLAWS OF THE COMPANY.

      III.  TERMS OF SUBSCRIPTION

            3.1 The subscription period will begin as of June 11, 2003 and will terminate at 11:59 PM Eastern time on the earlier of (i) the sale of all of the Units, or (ii) September 30, 2003, unless extended by the Company, in its sole discretion, for up to an additional 90 days (the "Termination Date"). The Units are being offered on a "best efforts" basis. The minimum subscription per subscriber shall be $30,000, provided, however, that smaller subscriptions may be accepted at the discretion of the Company.

            3.2 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire.

            3.3 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

            3.4 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

      IV.   MISCELLANEOUS

            4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 90 Pratt Oval, Glen Cove, New York 11542, Attention: Chairman and, to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

            4.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

            4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

            4.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

            4.5 This  Subscription  Agreement  may be executed in  counterparts.
Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Class B Common Stock as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

            4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

            4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

            4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

      IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the acceptance date by the Company indicated below.


------------------------------       -------------------------------------------
Signature of Subscriber              Signature of Co-Subscriber


------------------------------       -------------------------------------------
Name of Subscriber                   Name of Co-Subscriber
[please print]


-----------------------------        -------------------------------------------
Address of Subscriber                Address of Co-Subscriber


------------------------------       -------------------------------------------
Social Security or Taxpayer          Social Security or Taxpayer Identification
Identification Number of             Number of Co-Subscriber
Subscriber

------------------------------       Subscription Accepted:
Number of Units                      COMPLIANCE SYSTEMS CORPORATION
Subscribed for at
$30,000 per Unit                             BY:________________________________

                                             Title: ____________________________

                                             DATE:______________________________


*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE
WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGEMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

------------------------------
Name of NASD Member Firm

By:___________________________
     Authorized Officer

IMPORTANT:                                 Investor Name: ______________________
Please Complete


                        INDIVIDUAL INVESTOR QUESTIONNAIRE
                               -------------------

                         COMPLIANCE SYSTEMS CORPORATION

                               -------------------

Compliance Systems Corporation
90 Pratt Oval
Glen Cove, New York 11542

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase Units of Compliance Systems Corporation, each unit consisting of: (i) a 9% Secured Promissory Note in the aggregate principal amount of $30,000 and (ii) warrants to purchase an aggregate 20,000 shares of non-voting Class B Common Stock, par value $.001 per share ("Units"), described in the Subscription Agreement delivered herewith may be accepted by Compliance Systems Corporation (the "Company").

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).

      IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-1 to A-5 and return both completed Questionnaires to the Company in the same envelope.

I.    PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF UNITS:

      |_|         Individual

      |_|         Joint Tenants (rights of survivorship)

      |_|         Tenants in Common (no rights of survivorship)

II.   PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO YOU.

      |_|         1.    I have an individual  net worth* or joint net worth with
                        my spouse in excess of $1,000,000.

      |_|         2.    I have had an individual income in excess of $200,000 in
                        each of 2001 and 2002 and I reasonably expect an individual income in excess of $200,000 for 2003. NOTE:
                        IF YOU ARE BUYING  JOINTLY  WITH YOUR  SPOUSE,  YOU MUST
                        EACH HAVE AN INDIVIDUAL  INCOME IN EXCESS OF $200,000 IN
                        EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      |_|         3.    My spouse  and I have had a joint  income*  in excess of
                        $300,000 in each of 2001 and 2002 and I reasonably expect a joint income in excess of $300,000 for 2003.

      |_|         4.    I am a  director  and/or  an  executive  officer  of the
                        Company,  as such  terms are  defined  in  Regulation  D
                        promulgated   under  the  Securities  Act  of  1933,  as
                        amended.

III.  OTHER CERTIFICATIONS

      By signing the Signature Page, I certify the following (or, if I am purchasing Class B Common Stock with my spouse as co-owner, each of us certifies the following):

      (a) that I am at least 21 years of age;

-------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

         (b) that my purchase of Units will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

         (c) that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

         (d)      that one of the following is true and correct (check one):

                 SPOUSE, IF CO-OWNER

      |_|   |_|   (i)   I am a United  States  citizen or resident of the United
                        States for United States federal income tax purposes.

      |_|   |_|   (ii)  I am neither a United  States  citizen nor a resident of the United States for United States federal income tax purposes.

IV.   GENERAL INFORMATION

      (a) PERSONAL INFORMATION

PURCHASER

Name:
     ---------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:
                                                  ------------------------------

Residence Address:
                  --------------------------------------------------------------
                                (NUMBER AND STREET)

--------------------------------------------------------------------------------
      (CITY)                           (STATE)                 (ZIP CODE)

Residence Telephone Number:
                           ----------------------------------------------------
                                      (AREA CODE)                (NUMBER)

Residence Facsimile Number:
                           -----------------------------------------------------
                                            (AREA CODE)                (NUMBER)

Occupation:
           ---------------------------------------------------------------------

Name of Business:
                 ---------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                        (NUMBER AND STREET)

--------------------------------------------------------------------------------
            (CITY)                      (STATE)                  (ZIP CODE)

Business Telephone Number:
                          ------------------------------------------------------
                                            (AREA CODE)                (NUMBER)
Business Facsimile Number:
                          ------------------------------------------------------
                                            (AREA CODE)                (NUMBER)

I prefer to have correspondence sent to:    |_|   Residence   |_|   Business

NASD Affiliation or Association, if any:
                                        ----------------------------------------


                                             If none, check here   |_|

SPOUSE, IF CO-OWNER

Name:
     ---------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:
                                                  ------------------------------

Residence Address:
                  --------------------------------------------------------------
                                (NUMBER AND STREET)

--------------------------------------------------------------------------------
      (CITY)                           (STATE)                 (ZIP CODE)

Residence Telephone Number (if
different from Purchaser's):
                            ----------------------------------------------------
                                       (AREA CODE)                      (NUMBER)

Occupation:
           ---------------------------------------------------------------------

Name of Business (if different from Purchaser's):
                                                 -------------------------------

Business Address (if different from Purchaser's):
                                                 -------------------------------
                                                    (NUMBER AND STREET)

--------------------------------------------------------------------------------
      (CITY)                           (STATE)                 (ZIP CODE)

Business Telephone Number (if different from Purchaser's):
                                                          ----------------------
                                                          (AREA CODE)  (NUMBER)

I prefer to have correspondence sent to: |_| Residence  |_| Business

NASD Affiliation or Association, if any:
                                        ----------------------------------------

                             If none, check here |_|

V.       SIGNATURE

      The Signature Page to this Questionnaire is contained on page A-5, entitled Individual Signature Page.

INDIVIDUAL SIGNATURE PAGE

                              ---------------------

                         COMPLIANCE SYSTEMS CORPORATION

                              ---------------------

            1. The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) he/she will telephone Beth
S. Barash, Esq. at (212) 754-9400 immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send to the Company confirmation of such change.


___________________________           _________________________________, 2003
NUMBER OF UNITS                              DATE
SUBSCRIBED

                                      ------------------------------------------
                                             NAME (PLEASE TYPE OR PRINT)

                                      ------------------------------------------
                                             SIGNATURE

                                      ------------------------------------------
                                      NAME OF SPOUSE IF CO-OWNER
                                      (PLEASE TYPE OR PRINT)

                                      ------------------------------------------
                                             SIGNATURE OF SPOUSE IF CO-OWNER

      IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE (PAGE A-5).

      IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-1 to A-5 and return both completed Questionnaires to the Company in the same envelope.

      THE UNITS AND COMPONENTS THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT THE COMPANY'S PRIOR WRITTEN CONSENT AND UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:                              Investor Name:__________________________
Please Complete


                               TRUST QUESTIONNAIRE
                              --------------------

                         COMPLIANCE SYSTEMS CORPORATION

                              --------------------


Compliance Systems Corporation
90 Pratt Oval
Glen Cove, New York  11542


            The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase Units of Compliance Systems Corporation, each unit consisting of: (i) a 9% Secured Promissory Note in the aggregate principal amount of $30,000 and (ii) warrants to purchase an aggregate of 20,000 shares of non-voting Class B Common Stock, par value of $.001 per share ("Units"), described in the Subscription Agreement delivered herewith may be accepted by Compliance Systems Corporation (the "Company").

      NOTE: RETIREMENT PLANS SHOULD COMPLETE A DIFFERENT QUESTIONNAIRE WHICH WILL BE PROVIDED UPON REQUEST.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE.

      |_| 1.      (a)   the TRUST has total assets in excess of $5,000,000; and

                  (b) the TRUST was not formed for the specific purpose of acquiring the Units; and

                  (c) the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units.

      |_| 2. The grantor of the TRUST may revoke the TRUST at any time; the grantor retains sole investment control over the assets of the trust and

                  (a) the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

                  (b) the grantor is a natural person who had an individual income* in excess of $200,000 in each of 2001 and 2002 and who reasonably expects an individual income in excess of $200,000 in 2003; or

                  (c) the grantor is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of 2001 and 2002 and who reasonably expects a joint income in excess of $300,000 in 2003.

                  IF YOU  CHECKED  STATEMENT  2 IN  SECTION  I AND DID NOT CHECK
STATEMENT  1,  THE  GRANTOR  MUST  PROVIDE  A  COMPLETED   INDIVIDUAL   INVESTOR
QUESTIONNAIRE (PAGES A-1 TO A-5) FOR EACH GRANTOR.

-------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

II. OTHER CERTIFICATIONS

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the TRUST's purchase of the Units will be solely for the TRUST's own account and not for the account of any other person;

      (b) that the TRUST's purchase of the Units is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

      (c)   that the TRUST has not been  established  in connection  with either
            (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or
            (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;

      (d) that the TRUST's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

      (e)   that one of the following is true and correct (check one):

            |_|         (i)   the TRUST is an estate or trust whose  income from
                              sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

            |_|        (ii)  the TRUST is an estate or trust whose  income from
                              sources outside the United States is not includable in its gross income for United States federal income taxes purposes regardless of its connection with a trade or business carried on in the United States.

III.     GENERAL INFORMATION

         (a) PROSPECTIVE PURCHASER (THE TRUST)

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                (NUMBER AND STREET)

--------------------------------------------------------------------------------
      (CITY)                           (STATE)                 (ZIP CODE)

Address for Correspondence (if different):
                                          --------------------------------------
                                            (NUMBER AND STREET)

--------------------------------------------------------------------------------
            (CITY)                      (STATE)                  (ZIP CODE)

Telephone Number:
                 ---------------------------------------------------------------
                                            (AREA CODE)                (NUMBER)

State in which Formed:
                      ----------------------------------------------------------

Date of  Formation:
                   -------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

      (b) TRUSTEES WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST

Name(s) of Trustee(s):
                      ----------------------------------------------------------

NASD Affiliation or Association of Trustee(s), if any:
                                                      --------------------------

                  If none, check here   |_|

IV.   ADDITIONAL INFORMATION

            A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE UNITS. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

V.    SIGNATURE

            The Signature Page to this Questionnaire is contained on page B-5, entitled Trust Signature Page.

                                                                       EXHIBIT C

                              TRUST SIGNATURE PAGE

COMPLIANCE SYSTEMS CORPORATION

      1. The undersigned represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify Beth Barash, Esq. (212) 754-9400 immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send to the Company written confirmation of such change.

      2. The undersigned TRUST hereby represents and warrants that the persons signing this Questionnaire on behalf of the TRUST are duly authorized to acquire the Units and sign this Questionnaire and the Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Units and enter into the Subscription Agreement.


_______________________________         __________________________________, 2003
NUMBER OF UNITS SUBSCRIBED                      DATE

                                        ---------------------------------------
                                        TITLE OF TRUST (PLEASE   TYPE  OR PRINT)


                                        By:____________________________________
                                           SIGNATURE OF TRUSTEE


                                        Name of Trustee:

                                        ---------------------------------------
                                                        (PLEASE TYPE OR PRINT)


                                        By:____________________________________
                                               SIGNATURE OF CO-TRUSTEE


                                        Name of Co-Trustee:

                                        ---------------------------------------
                                               (PLEASE TYPE OR PRINT)

      THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT THE COMPANY'S PRIOR WRITTEN CONSENT AND UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.